                                                                      Exhibit 99

                            Global Structured Finance

                                  BoAMS 2003-L
                                 Total Combined
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $461,427,793.93
Loan Count: 886
Cut-off Date: 2003-12-01
Avg. Loan Balance: $520,798.86
Avg. Orig. Balance: $521,541.81
Accelerated Docs: 65.18%
W.A. FICO: 733
W.A. Orig. LTV: 70.46%
W.A. Cut-Off LTV: 70.38%
W.A. Gross Coupon: 4.774%
W.A. Net Coupon: 4.499%
W.A. Svcg Fee: 0.270%
W.A. Trustee Fee: 0.0055%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 OLTV: 2.30%
% over 100 OLTV: 0.00%
% with PMI: 2.30%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.82%
W.A. MI Adjusted LTV: 69.87%
% Second Lien: 0.00%
% with Prepay Penalty: 1.06%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.05%

* FICO not available for 1 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         4.41%
-------------------------------
350,001 - 450,000        27.82
-------------------------------
450,001 - 550,000        24.58
-------------------------------
550,001 - 650,000        17.64
-------------------------------
650,001 - 750,000         9.60
-------------------------------
750,001 - 850,000         4.62
-------------------------------
850,001 - 950,000         3.72
-------------------------------
950,001 - 1,050,000       4.75
-------------------------------
1,050,001 - 1,150,000     0.72
-------------------------------
1,150,001 - 1,250,000     2.13
-------------------------------
Total:                  100.00%
-------------------------------

Average: $521,541.81
Lowest: $322,710.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         4.49%
-------------------------------
350,001 - 450,000        27.74
-------------------------------
450,001 - 550,000        24.58
-------------------------------
550,001 - 650,000        17.91
-------------------------------
650,001 - 750,000         9.46
-------------------------------
750,001 - 850,000         4.68
-------------------------------
850,001 - 950,000         3.54
-------------------------------
950,001 - 1,050,000       4.75
-------------------------------
1,050,001 - 1,150,000     0.72
-------------------------------
1,150,001 - 1,250,000     2.13
-------------------------------
Total:                  100.00%
-------------------------------

Average: $520,798.86
Lowest: $322,710.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Loan Type

----------------------
Loan Type      Percent
----------------------
Conventional   100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
3.001 - 3.250     0.08%
-----------------------
3.251 - 3.500     0.37
-----------------------
3.501 - 3.750     1.13
-----------------------
3.751 - 4.000     4.69
-----------------------
4.001 - 4.250     7.79
-----------------------
4.251 - 4.500    18.85
-----------------------
4.501 - 4.750    21.68
-----------------------
4.751 - 5.000    24.13
-----------------------
5.001 - 5.250     8.54
-----------------------
5.251 - 5.500     6.44
-----------------------
5.501 - 5.750     3.75
-----------------------
5.751 - 6.000     1.92
-----------------------
6.001 - 6.250     0.40
-----------------------
6.251 - 6.500     0.10
-----------------------
6.751 - 7.000     0.13
-----------------------
Total:          100.00%
-----------------------

W.A.: 4.774
Lowest: 3.250
Highest: 6.875

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        1.49%
----------------------
750 - 799       41.00
----------------------
700 - 749       35.61
----------------------
650 - 699       16.56
----------------------
600 - 649        5.25
----------------------
N/A              0.09
----------------------
Total:         100.00%
----------------------

W.A.: 733
Lowest: 623
Highest: 820

--------------------------------------------------------------------------------

8. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             97.70%
-----------------------
GEMIC             0.83
-----------------------
UGRIC             0.69
-----------------------
PMIC              0.59
-----------------------
RGIC              0.10
-----------------------
RMIC              0.09
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Product Type

----------------------------
Product Type         Percent
----------------------------
5/25 12 MO LIBOR      54.89%
----------------------------
5YR IO 12 MO LIBOR    23.42
----------------------------
3/27 12 MO LIBOR      15.66
----------------------------
7/23 12 MO LIBOR       5.46
----------------------------
5/10 12 MO LIBOR       0.29
----------------------------
Other                  0.28
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

10. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

11. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               51.49%
-----------------------------
Refinance-Rate/Term    36.08
-----------------------------
Refinance-Cashout      12.43
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

12. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

13. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              66.63%
-----------------------
PUD Detach       21.81
-----------------------
Condo             7.73
-----------------------
2-Family          1.68
-----------------------
PUD Attach        1.29
-----------------------
3-Family          0.38
-----------------------
Co-Op             0.17
-----------------------
4-Family          0.16
-----------------------
Townhouse         0.14
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             92.79%
--------------------------
Secondary            6.20
--------------------------
Investor             1.01
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             45.35%
------------------------
Standard          34.82
------------------------
Reduced           17.91
------------------------
All Ready Home     1.92
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. State

--------------------
State        Percent
--------------------
California    63.74%
--------------------
Florida        4.31
--------------------
Maryland       3.49
--------------------
Texas          2.95
--------------------
Illinois       2.66
--------------------
Other         22.85
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. California

-----------------------------
California            Percent
-----------------------------
Northern California    61.80%
-----------------------------
Southern California    38.20
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

18. Zip Code

------------------
Zip Code   Percent
------------------
94010        1.05%
------------------
95014        0.95
------------------
94583        0.90
------------------
94568        0.90
------------------
94080        0.88
------------------
Other       95.32
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                   99.70%
--------------------------
Y                    0.30
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.60%
---------------------------
Y                     0.40
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

22. OLTV

------------------------
OLTV             Percent
------------------------
<= 20.00           0.29%
------------------------
20.01 - 30.00      0.96
------------------------
30.01 - 40.00      2.12
------------------------
40.01 - 50.00      7.55
------------------------
50.01 - 60.00      7.39
------------------------
60.01 - 70.00     18.76
------------------------
70.01 - 80.00     60.63
------------------------
80.01 - 90.00      1.83
------------------------
90.01 - 100.00     0.47
------------------------
Total:           100.00%
------------------------

W.A.: 70.46%
Lowest: 13.64%
Highest: 95.00%

--------------------------------------------------------------------------------

23. Cut-Off LTV

------------------------
Cut-Off LTV      Percent
------------------------
<= 20.00           0.29%
------------------------
20.01 - 30.00      1.22
------------------------
30.01 - 40.00      1.99
------------------------
40.01 - 50.00      7.43
------------------------
50.01 - 60.00      7.72
------------------------
60.01 - 70.00     18.57
------------------------
70.01 - 80.00     60.49
------------------------
80.01 - 90.00      1.83
------------------------
90.01 - 100.00     0.47
------------------------
Total:           100.00%
------------------------

W.A.: 70.38%
Lowest: 13.62%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          98.94%
---------------------------------
36                          1.06
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.4 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2%ofPPAmnt>20%         1.06%
----------------------------
NONE                  98.94
----------------------------
Total:               100.00%
----------------------------

W.A.: 0.4 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.17%
-----------------------
180               0.40
-----------------------
360              99.43
-----------------------
Total:          100.00%
-----------------------

W.A.: 358.9 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  0.17%
--------------------------------
175 - 180                  0.40
--------------------------------
349 - 354                  0.12
--------------------------------
355 - 360                 99.31
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.1 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  29.13%
-------------------------
1 - 6              70.75
-------------------------
7 - 12              0.12
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                 15.85%
----------------------------
5.000                 84.15
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.524%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           3.98%
-----------------------------
9.001 - 10.000         62.17
-----------------------------
10.001 - 11.000        32.37
-----------------------------
11.001 - 12.000         1.36
-----------------------------
12.001 - 13.000         0.13
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 9.933%
Lowest: 8.500%
Highest: 12.875%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
31 - 36            15.85%
-------------------------
49 - 54             0.12
-------------------------
55 - 60            78.56
-------------------------
79 - 84             5.46
-------------------------
Total:            100.00%
-------------------------

W.A.: 56.8 months
Lowest: 34 months
Highest: 84 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-L Group 3
                                    7-1 ARMS
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $25,179,685.15
Loan Count: 48
Cut-off Date: 2003-12-01
Avg. Loan Balance: $524,576.77
Avg. Orig. Balance: $524,985.58
Accelerated Docs: 67.17%
W.A. FICO*: 727
W.A. Orig. LTV: 69.32%
W.A. Cut-Off LTV: 69.27%
W.A. Gross Coupon: 5.290%
W.A. Net Coupon: 5.034%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0055%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.73%
% over 100 COLTV: 0.00%
% with PMI: 1.73%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 68.88%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.75%

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
350,001 - 450,000    28.30%
---------------------------
450,001 - 550,000    25.30
---------------------------
550,001 - 650,000    21.88
---------------------------
650,001 - 750,000    11.04
---------------------------
750,001 - 850,000     6.33
---------------------------
850,001 - 950,000     7.15
---------------------------
Total:              100.00%
---------------------------

Average: $524,985.58
Lowest: $362,527.00
Highest: $900,300.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
350,001 - 450,000    28.30%
---------------------------
450,001 - 550,000    25.30
---------------------------
550,001 - 650,000    24.46
---------------------------
650,001 - 750,000     8.46
---------------------------
750,001 - 850,000     6.33
---------------------------
850,001 - 950,000     7.15
---------------------------
Total:              100.00%
---------------------------

Average: $524,576.77
Lowest: $361,693.52
Highest: $900,000.00

--------------------------------------------------------------------------------

4. Lien Position

------------------------
Lien Position    Percent
------------------------
1                100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
3.501 - 3.750     2.58%
-----------------------
4.001 - 4.250     4.97
-----------------------
4.251 - 4.500     3.46
-----------------------
4.501 - 4.750     3.57
-----------------------
4.751 - 5.000    16.42
-----------------------
5.001 - 5.250    14.60
-----------------------
5.251 - 5.500    17.39
-----------------------
5.501 - 5.750    20.01
-----------------------
5.751 - 6.000    13.49
-----------------------
6.001 - 6.250     1.59
-----------------------
6.251 - 6.500     1.92
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.290
Lowest: 3.625
Highest: 6.500

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        1.59%
----------------------
750 - 799       46.83
----------------------
700 - 749       21.22
----------------------
650 - 699       14.45
----------------------
600 - 649       15.91
----------------------
Total:         100.00%
----------------------

W.A.: 727
Lowest: 627
Highest: 805

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.27%
-----------------------
GEMIC             1.73
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

--------------------------
Product Type       Percent
--------------------------
7/23 12 MO LIBOR   100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               53.37%
-----------------------------
Refinance-Rate/Term    35.14
-----------------------------
Refinance-Cashout      11.49
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------
Loan Type      Percent
----------------------
Conventional   100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              67.80%
-----------------------
PUD Detach       17.66
-----------------------
Condo            10.43
-----------------------
2-Family          2.52
-----------------------
Co-Op             1.59
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             92.05%
--------------------------
Secondary            6.03
--------------------------
Investor             1.92
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             32.91%
------------------------
Standard          32.83
------------------------
Reduced           30.51
------------------------
All Ready Home     3.74
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. State

------------------------------
State                  Percent
------------------------------
California              55.38%
------------------------------
Texas                    8.37
------------------------------
Maryland                 7.64
------------------------------
District of Columbia     4.57
------------------------------
Florida                  3.43
------------------------------
Other                   20.61
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    70.91%
-----------------------------
Southern California    29.09
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
21401        5.75%
------------------
95404        3.57
------------------
02118        3.23
------------------
77005        3.09
------------------
90005        2.98
------------------
Other       81.37
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    95.11%
---------------------------
Y                     4.89
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
40.01 - 45.00     4.65%
-----------------------
45.01 - 50.00     7.42
-----------------------
50.01 - 55.00     6.83
-----------------------
55.01 - 60.00     1.47
-----------------------
60.01 - 65.00    13.46
-----------------------
65.01 - 70.00     7.98
-----------------------
70.01 - 75.00    14.37
-----------------------
75.01 - 80.00    42.08
-----------------------
85.01 - 90.00     1.73
-----------------------
Total:          100.00%
-----------------------

W.A.: 69.32%
Lowest: 41.03%
Highest: 90.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
40.01 - 45.00     4.65%
-----------------------
45.01 - 50.00     7.42
-----------------------
50.01 - 55.00     6.83
-----------------------
55.01 - 60.00     5.04
-----------------------
60.01 - 65.00     9.89
-----------------------
65.01 - 70.00    10.48
-----------------------
70.01 - 75.00    11.87
-----------------------
75.01 - 80.00    42.08
-----------------------
85.01 - 90.00     1.73
-----------------------
Total:          100.00%
-----------------------

W.A.: 69.27%
Lowest: 41.03%
Highest: 89.88%

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
79 - 84           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 83.4 months
Lowest: 82 months
Highest: 84 months

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.4 months
Lowest: 358 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  39.89%
-------------------------
1 - 6              60.11
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

-----------------------------
Initial Cap (ARMs)    Percent
-----------------------------
5.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           2.58%
-----------------------------
9.001 - 10.000         28.42
-----------------------------
10.001 - 11.000        65.49
-----------------------------
11.001 - 12.000         3.51
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.290%
Lowest: 8.625%
Highest: 11.500%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-L Group 2
              5-1 ARMS & Net 5's with and without Prepay Penalties
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $363,094,272.99
Loan Count: 692
Cut-off Date: 2003-12-01
Avg. Loan Balance: $524,702.71
Avg. Orig. Balance: $525,482.35
Accelerated Docs: 64.91%
W.A. FICO: 735
W.A. Orig. LTV: 70.56%
W.A. Cut-Off LTV: 70.49%
W.A. Gross Coupon: 4.789%
W.A. Net Coupon: 4.534%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0055%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 2.49%
% over 100 COLTV: 0.00%
% with PMI: 2.49%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.56%
W.A. MI Adjusted LTV: 69.93%
% Second Lien: 0.00%
% with Prepay Penalty: 1.35%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.12%

* FICO not available for 1 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         4.86%
-------------------------------
350,001 - 450,000        27.74
-------------------------------
450,001 - 550,000        24.01
-------------------------------
550,001 - 650,000        15.51
-------------------------------
650,001 - 750,000        10.49
-------------------------------
750,001 - 850,000         4.53
-------------------------------
850,001 - 950,000         3.73
-------------------------------
950,001 - 1,050,000       5.51
-------------------------------
1,050,001 - 1,150,000     0.91
-------------------------------
1,150,001 - 1,250,000     2.70
-------------------------------
Total:                  100.00%
-------------------------------

Average: $525,482.35
Lowest: $322,710.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         4.96%
-------------------------------
350,001 - 450,000        27.65
-------------------------------
450,001 - 550,000        24.01
-------------------------------
550,001 - 650,000        15.67
-------------------------------
650,001 - 750,000        10.49
-------------------------------
750,001 - 850,000         4.60
-------------------------------
850,001 - 950,000         3.50
-------------------------------
950,001 - 1,050,000       5.51
-------------------------------
1,050,001 - 1,150,000     0.91
-------------------------------
1,150,001 - 1,250,000     2.70
-------------------------------
Total:                  100.00%
-------------------------------

Average: $524,702.71
Lowest: $322,710.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
3.251 - 3.500     0.47%
-----------------------
3.501 - 3.750     0.80
-----------------------
3.751 - 4.000     3.60
-----------------------
4.001 - 4.250     6.48
-----------------------
4.251 - 4.500    18.75
-----------------------
4.501 - 4.750    22.73
-----------------------
4.751 - 5.000    26.16
-----------------------
5.001 - 5.250     9.16
-----------------------
5.251 - 5.500     6.78
-----------------------
5.501 - 5.750     3.17
-----------------------
5.751 - 6.000     1.51
-----------------------
6.001 - 6.250     0.39
-----------------------
Total:          100.00%
-----------------------

W.A.: 4.789
Lowest: 3.500
Highest: 6.250

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        1.50%
----------------------
750 - 799       41.69
----------------------
700 - 749       36.62
----------------------
650 - 699       15.84
----------------------
600 - 649        4.23
----------------------
N/A              0.11
----------------------
Total:         100.00%
----------------------

W.A.: 735
Lowest: 623
Highest: 810

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             97.51%
-----------------------
GEMIC             0.83
-----------------------
UGRIC             0.77
-----------------------
PMIC              0.65
-----------------------
RGIC              0.12
-----------------------
RMIC              0.11
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
5/25 12 MO LIBOR      69.75%
----------------------------
5YR IO 12 MO LIBOR    29.76
----------------------------
5/10 12 MO LIBOR       0.37
----------------------------
5/ 5 12 MO LIBOR       0.11
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               53.11%
-----------------------------
Refinance-Rate/Term    34.84
-----------------------------
Refinance-Cashout      12.05
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------
Loan Type      Percent
----------------------
Conventional   100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              65.61%
-----------------------
PUD Detach       23.09
-----------------------
Condo             7.74
-----------------------
2-Family          1.55
-----------------------
PUD Attach        1.36
-----------------------
3-Family          0.33
-----------------------
4-Family          0.21
-----------------------
Co-Op             0.10
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             92.83%
--------------------------
Secondary            6.35
--------------------------
Investor             0.81
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             45.67%
------------------------
Standard          35.09
------------------------
Reduced           17.22
------------------------
All Ready Home     2.01
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    64.87%
--------------------
Florida        4.03
--------------------
Maryland       3.26
--------------------
Texas          2.60
--------------------
Nevada         2.57
--------------------
Other         22.67
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    59.06%
-----------------------------
Southern California    40.94
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
94080        1.12%
------------------
95014        1.06
------------------
94107        0.96
------------------
94070        0.93
------------------
94568        0.85
------------------
Other       95.08
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.37%
-----------------------
20.01 - 25.00     0.35
-----------------------
25.01 - 30.00     0.23
-----------------------
30.01 - 35.00     1.25
-----------------------
35.01 - 40.00     0.87
-----------------------
40.01 - 45.00     3.13
-----------------------
45.01 - 50.00     4.56
-----------------------
50.01 - 55.00     3.30
-----------------------
55.01 - 60.00     4.62
-----------------------
60.01 - 65.00     7.45
-----------------------
65.01 - 70.00    11.08
-----------------------
70.01 - 75.00    11.35
-----------------------
75.01 - 80.00    48.96
-----------------------
80.01 - 85.00     0.27
-----------------------
85.01 - 90.00     1.73
-----------------------
90.01 - 95.00     0.49
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.56%
Lowest: 13.64%
Highest: 95.00%

--------------------------------------------------------------------------------

19. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.37%
-----------------------
20.01 - 25.00     0.35
-----------------------
25.01 - 30.00     0.55
-----------------------
30.01 - 35.00     1.08
-----------------------
35.01 - 40.00     0.87
-----------------------
40.01 - 45.00     2.97
-----------------------
45.01 - 50.00     4.56
-----------------------
50.01 - 55.00     3.30
-----------------------
55.01 - 60.00     4.79
-----------------------
60.01 - 65.00     7.28
-----------------------
65.01 - 70.00    11.08
-----------------------
70.01 - 75.00    11.44
-----------------------
75.01 - 80.00    48.87
-----------------------
80.01 - 85.00     0.27
-----------------------
85.01 - 90.00     1.73
-----------------------
90.01 - 95.00     0.49
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.49%
Lowest: 13.62%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

21. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                   99.62%
--------------------------
Y                    0.38
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

23. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          98.65%
---------------------------------
36                          1.35
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

24. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2%ofPPAmnt>20%         1.35%
----------------------------
NONE                  98.65
----------------------------
Total:               100.00%
----------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.84%
---------------------------
Y                     0.16
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
49 - 54             0.16%
-------------------------
55 - 60            99.84
-------------------------
Total:            100.00%
-------------------------

W.A.: 59.2 months
Lowest: 53 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.11%
-----------------------
180               0.37
-----------------------
360              99.52
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.1 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  0.11%
--------------------------------
175 - 180                  0.37
--------------------------------
349 - 354                  0.16
--------------------------------
355 - 360                 99.36
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.3 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  28.52%
-------------------------
1 - 6              71.32
-------------------------
7 - 12              0.16
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 7 months

--------------------------------------------------------------------------------

30. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           4.88%
-----------------------------
9.001 - 10.000         74.11
-----------------------------
10.001 - 11.000        20.61
-----------------------------
11.001 - 12.000         0.39
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 9.789%
Lowest: 8.500%
Highest: 11.250%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-L Group 1
                                    3-1 Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $73,153,835.79
Loan Count: 146
Cut-off Date: 2003-12-01
Avg. Loan Balance: $501,053.67
Avg. Orig. Balance: $501,732.53
Accelerated Docs: 65.84%
W.A. FICO: 728
W.A. Orig. LTV: 70.35%
W.A. Cut-Off LTV: 70.27%
W.A. Gross Coupon: 4.523%
W.A. Net Coupon: 4.143%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0055%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 OLTV: 1.55%
% over 100 OLTV: 0.00%
% with PMI: 1.55%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.81%
W.A. MI Adjusted LTV: 69.89%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.92%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000       3.72%
-----------------------------
350,001 - 450,000      28.01
-----------------------------
450,001 - 550,000      27.17
-----------------------------
550,001 - 650,000      26.77
-----------------------------
650,001 - 750,000       4.70
-----------------------------
750,001 - 850,000       4.48
-----------------------------
850,001 - 950,000       2.49
-----------------------------
950,001 - 1,050,000     2.67
-----------------------------
Total:                100.00%
-----------------------------

Average: $501,732.53
Lowest: $330,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
250,001 - 350,000       3.72%
-----------------------------
350,001 - 450,000      28.01
-----------------------------
450,001 - 550,000      27.17
-----------------------------
550,001 - 650,000      26.77
-----------------------------
650,001 - 750,000       4.70
-----------------------------
750,001 - 850,000       4.48
-----------------------------
850,001 - 950,000       2.49
-----------------------------
950,001 - 1,050,000     2.67
-----------------------------
Total:                100.00%
-----------------------------

Average: $501,053.67
Lowest: $329,647.21
Highest: $998,591.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
3.001 - 3.250     0.52%
-----------------------
3.501 - 3.750     2.27
-----------------------
3.751 - 4.000    11.69
-----------------------
4.001 - 4.250    15.23
-----------------------
4.251 - 4.500    24.68
-----------------------
4.501 - 4.750    22.69
-----------------------
4.751 - 5.000    16.72
-----------------------
5.001 - 5.250     3.39
-----------------------
5.251 - 5.500     0.99
-----------------------
5.501 - 5.750     1.01
-----------------------
6.751 - 7.000     0.80
-----------------------
Total:          100.00%
-----------------------

W.A.: 4.523
Lowest: 3.250
Highest: 6.875

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        1.40%
----------------------
750 - 799       35.54
----------------------
700 - 749       35.56
----------------------
650 - 699       20.86
----------------------
600 - 649        6.64
----------------------
Total:         100.00%
----------------------

W.A.: 728
Lowest: 625
Highest: 820

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.45%
-----------------------
UGRIC             0.56
-----------------------
GEMIC             0.50
-----------------------
PMIC              0.49
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

--------------------------
Product Type       Percent
--------------------------
3/27 12 MO LIBOR    98.81%
--------------------------
3/12 12 MO LIBOR     0.67
--------------------------
3/7  12 MO LIBOR     0.53
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               42.81%
-----------------------------
Refinance-Rate/Term    42.54
-----------------------------
Refinance-Cashout      14.65
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

----------------------
Loan Type      Percent
----------------------
Conventional   100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              71.30%
-----------------------
PUD Detach       16.89
-----------------------
Condo             6.73
-----------------------
2-Family          2.01
-----------------------
PUD Attach        1.40
-----------------------
Townhouse         0.91
-----------------------
3-Family          0.77
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             92.80%
--------------------------
Secondary            5.53
--------------------------
Investor             1.67
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             47.99%
------------------------
Standard          34.16
------------------------
Reduced           17.00
------------------------
All Ready Home     0.85
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. State

-----------------------
State           Percent
-----------------------
California       61.02%
-----------------------
Illinois          6.00
-----------------------
Florida           5.99
-----------------------
Massachusetts     3.33
-----------------------
Maryland          3.18
-----------------------
Other            20.48
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    73.46%
-----------------------------
Southern California    26.54
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
94010        2.92%
------------------
94024        2.04
------------------
95120        1.90
------------------
94303        1.64
------------------
91361        1.56
------------------
Other       89.95
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
20.01 - 25.00     2.15%
-----------------------
25.01 - 30.00     1.07
-----------------------
35.01 - 40.00     2.86
-----------------------
40.01 - 45.00     1.83
-----------------------
45.01 - 50.00     3.48
-----------------------
50.01 - 55.00     3.25
-----------------------
55.01 - 60.00     1.19
-----------------------
60.01 - 65.00     8.58
-----------------------
65.01 - 70.00    10.40
-----------------------
70.01 - 75.00    15.59
-----------------------
75.01 - 80.00    48.04
-----------------------
85.01 - 90.00     0.99
-----------------------
90.01 - 95.00     0.56
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.35%
Lowest: 22.00%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
20.01 - 25.00     2.15%
-----------------------
25.01 - 30.00     1.07
-----------------------
35.01 - 40.00     2.86
-----------------------
40.01 - 45.00     1.83
-----------------------
45.01 - 50.00     3.48
-----------------------
50.01 - 55.00     3.25
-----------------------
55.01 - 60.00     1.19
-----------------------
60.01 - 65.00     8.58
-----------------------
65.01 - 70.00    10.40
-----------------------
70.01 - 75.00    15.59
-----------------------
75.01 - 80.00    48.04
-----------------------
85.01 - 90.00     0.99
-----------------------
90.01 - 95.00     0.56
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.27%
Lowest: 21.93%
Highest: 94.90%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.53%
-----------------------
180               0.67
-----------------------
360              98.81
-----------------------
Total:          100.00%
-----------------------

W.A.: 357.5 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

25. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  0.53%
--------------------------------
175 - 180                  0.67
--------------------------------
355 - 360                 98.81
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 356.8 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  28.46%
-------------------------
1 - 6              71.54
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

27. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

28. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

30. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.001 - 10.000         14.48%
-----------------------------
10.001 - 11.000        79.33
-----------------------------
11.001 - 12.000         5.39
-----------------------------
12.001 - 13.000         0.80
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.523%
Lowest: 9.250%
Highest: 12.875%

--------------------------------------------------------------------------------

31. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
31 - 36           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 35.3 months
Lowest: 34 months
Highest: 36 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-L
                                 Total Combined
--------------------------------------------------------------------------------

1. Original Balance

---------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent      Average                              W.A.      W.A.
                          of        Current      of Loans     Original     W.A.   W.A.     W.A.   Original  Remaining  W.A.
                       Mortgage    Principal   by Principal   Principal   Gross   FICO  Original   Term to   Term to   Loan
Original Balance         Loans      Balance      Balance       Balance   Coupon  Score     LTV    Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000          60    $ 20,370,139       4.41%    $  339,712   4.885%  720     72.51%     360       359       1
---------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000         321     128,350,997      27.82        400,208   4.778   733     72.28      357       357       1
---------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000         228     113,414,785      24.58        497,801   4.776   730     72.99      358       358       1
---------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000         136      81,416,364      17.64        599,327   4.759   735     70.85      360       359       1
---------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000          62      44,300,204       9.60        715,190   4.772   745     70.00      360       359       1
---------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000          27      21,324,404       4.62        800,307   4.754   735     61.56      360       359       1
---------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000          19      17,183,059       3.72        905,049   4.724   741     67.53      360       359       1
---------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000        22      21,940,664       4.75        997,862   4.803   730     60.69      360       359       1
---------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000       3       3,310,000       0.72      1,103,333   4.954   728     66.05      360       360       0
---------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000       8       9,817,178       2.13      1,227,538   4.618   722     59.70      360       359       1
---------------------------------------------------------------------------------------------------------------------------
Total:                    886    $461,427,794     100.00%    $  521,542   4.774%  733     70.46%     359       358       1
---------------------------------------------------------------------------------------------------------------------------

Average: $521,541.81
Lowest: $322,710.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average                                   W.A.       W.A.
                   of         Current       of Loans      Original     W.A.    W.A.     W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Gross Coupon      Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------
3.126 - 3.250        1     $    383,329       0.08%      $383,960     3.250%   772      80.00%      360        359        1
---------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500        4        1,705,929       0.37        427,000     3.500    736      80.00       360        359        1
----------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625        3        1,787,319       0.39        596,544     3.625    718      71.50       360        359        1
----------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750        6        3,432,305       0.74        572,629     3.750    756      72.51       334        334        1
----------------------------------------------------------------------------------------------------------------------------
3.751 - 3.875       13        7,312,086       1.58        563,031     3.875    739      65.02       360        359        1
----------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000       27       14,327,110       3.10        531,193     4.000    728      70.14       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125       26       14,205,431       3.08        546,821     4.125    747      70.95       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250       40       21,730,527       4.71        543,821     4.250    730      69.82       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375       65       32,238,822       6.99        496,719     4.375    745      69.18       358        357        1
----------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500      103       54,751,050      11.87        531,971     4.500    728      70.76       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625       83       45,269,703       9.81        545,994     4.625    736      67.92       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750      108       54,745,337      11.86        509,760     4.750    744      68.68       357        356        1
----------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875      133       68,224,119      14.79        513,395     4.875    731      72.60       359        358        1
----------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000       83       43,129,842       9.35        520,006     5.000    727      68.73       358        357        1
----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125       39       19,883,534       4.31        510,106     5.125    747      68.17       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250       38       19,523,783       4.23        514,156     5.250    736      72.66       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375       36       20,050,625       4.35        557,342     5.375    724      72.72       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500       19        9,667,856       2.10        509,177     5.500    724      73.65       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625       20        9,109,451       1.97        455,773     5.625    724      76.14       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750       16        8,172,509       1.77        511,036     5.750    720      77.39       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875       11        5,502,964       1.19        500,479     5.875    715      67.65       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000        6        3,371,552       0.73        562,072     6.000    716      71.12       360        360        0
----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125        1          399,611       0.09        400,000     6.125    661      80.00       360        359        1
----------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250        3        1,434,000       0.31        478,000     6.250    672      76.02       360        359        1
----------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500        1          484,000       0.10        484,000     6.500    706      80.00       360        360        0
----------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875        1          585,000       0.13        585,000     6.875    719      75.00       360        360        0
----------------------------------------------------------------------------------------------------------------------------
Total:             886     $461,427,794     100.00%      $521,542     4.774%   733      70.46%      359        358        1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 4.774%
Lowest: 3.250%
Highest: 6.875%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------------------------
                                       Percent
             Number      Aggregate     of Loan    Average                                  W.A.        W.A.
               of         Current        by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
 Credit     Mortgage     Principal    Principal  Principal    Gross    FICO   Original   Term to     Term to    Loan
  Score      Loans        Balance      Balance    Balance    Coupon   Score      LTV     Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------
800 - 824       14     $  6,869,729       1.49%   $490,954    4.802%   807      69.97%      360        360        0
--------------------------------------------------------------------------------------------------------------------
775 - 799      153       80,239,865      17.39     526,565    4.718    785      68.54       360        359        1
--------------------------------------------------------------------------------------------------------------------
750 - 774      204      108,930,840      23.61     534,396    4.769    763      70.85       359        358        1
--------------------------------------------------------------------------------------------------------------------
725 - 749      160       83,420,255      18.08     521,946    4.738    739      70.44       358        357        1
--------------------------------------------------------------------------------------------------------------------
700 - 724      154       80,899,015      17.53     525,745    4.776    712      70.67       358        357        1
--------------------------------------------------------------------------------------------------------------------
675 - 699      102       49,424,796      10.71     484,980    4.781    687      73.08       359        358        1
--------------------------------------------------------------------------------------------------------------------
650 - 674       51       27,004,849       5.85     529,965    4.853    662      70.77       360        359        1
--------------------------------------------------------------------------------------------------------------------
625 - 649       44       22,685,716       4.92     516,031    4.987    638      68.34       360        359        1
--------------------------------------------------------------------------------------------------------------------
600 - 624        3        1,553,557       0.34     518,067    5.361    623      73.63       360        359        1
--------------------------------------------------------------------------------------------------------------------
N/A              1          399,171       0.09     399,773    3.750      0      80.00       360        359        1
--------------------------------------------------------------------------------------------------------------------
Total:         886     $461,427,794     100.00%   $521,542    4.774%   733      70.46%      359        358        1
--------------------------------------------------------------------------------------------------------------------

W.A.: 733
Lowest: 623
Highest: 820

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------------------------------------
                                    Percent
          Number      Aggregate     of Loan     Average                                  W.A.        W.A.
            of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
         Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Index     Loans        Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------
12ML        886     $461,427,794     100.00%    $521,542    4.774%   733     70.46%       359          358      1
------------------------------------------------------------------------------------------------------------------
Total:      886     $461,427,794     100.00%    $521,542    4.774%   733     70.46%       359          358      1
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average                                  W.A.       W.A.
                         of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Loan Purpose            Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Purchase                 461     $237,605,204       51.49%      $515,778    4.770%   742      75.89%      359        359        1
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term      311      166,467,874       36.08        535,848    4.754    724      64.89       358        358        1
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout        114       57,354,716       12.43        505,819    4.852    727      64.12       358        358        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   886     $461,427,794      100.00%      $521,542    4.774%   733      70.46%      359        358        1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average                                  W.A.       W.A.
                   of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Property Type     Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------
SFR                588     $307,440,674       66.63%      $523,794    4.766%   732      69.42%      359        358        1
----------------------------------------------------------------------------------------------------------------------------
PUD Detach         189      100,643,125       21.81        532,860    4.740    737      70.89       359        358        1
----------------------------------------------------------------------------------------------------------------------------
Condo               76       35,667,470        7.73        469,646    4.913    733      76.93       360        359        1
----------------------------------------------------------------------------------------------------------------------------
2-Family            13        7,751,094        1.68        596,613    4.804    747      73.36       360        359        1
----------------------------------------------------------------------------------------------------------------------------
PUD Attach          13        5,965,648        1.29        459,226    4.769    733      76.96       360        359        1
----------------------------------------------------------------------------------------------------------------------------
3-Family             3        1,770,069        0.38        590,500    4.950    743      76.70       360        359        1
----------------------------------------------------------------------------------------------------------------------------
Co-Op                2          776,911        0.17        388,650    6.004    668      62.45       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4-Family             1          749,078        0.16        750,000    4.875    713      60.00       360        359        1
----------------------------------------------------------------------------------------------------------------------------
Townhouse            1          663,725        0.14        667,000    3.875    663      52.11       360        359        1
----------------------------------------------------------------------------------------------------------------------------
Total:             886     $461,427,794      100.00%      $521,542    4.774%   733      70.46%      359        358        1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-------------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent      Average                                  W.A.       W.A.
                      of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                   Mortgage     Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Occupancy Status     Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
Primary               818     $428,141,361       92.79%      $524,175    4.760%   732      70.53%      359        358        1
-------------------------------------------------------------------------------------------------------------------------------
Secondary              58       28,629,696        6.20        493,990    4.878    750      68.48       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Investor               10        4,656,738        1.01        465,951    5.444    737      75.98       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                886     $461,427,794      100.00%      $521,542    4.774%   733      70.46%      359        358        1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate       Percent      Average                                  W.A.       W.A.
                          of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
Geographic             Mortgage     Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Distribution             Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
California                556     $294,124,741       63.74%      $529,901    4.781%   734      70.39%      359        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Florida                    38       19,872,700        4.31        523,304    4.888    730      70.18       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                   30       16,082,587        3.49        536,601    4.702    735      65.08       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Texas                      27       13,597,856        2.95        504,098    4.831    729      74.73       347        346        1
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                   26       12,295,442        2.66        474,246    4.588    725      66.20       352        352        1
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                   20       10,960,698        2.38        548,825    4.793    722      69.09       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                     20       10,579,597        2.29        529,267    4.849    757      69.07       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina             18        9,105,807        1.97        506,423    4.781    744      69.48       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                   18        9,042,207        1.96        502,534    4.845    744      75.03       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia       15        7,767,217        1.68        518,240    4.685    715      72.29       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts              13        7,391,036        1.60        568,947    4.780    738      67.90       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Washington                 12        5,744,371        1.24        479,072    4.598    728      76.35       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                    13        5,572,396        1.21        428,831    4.712    736      76.15       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina             11        4,394,521        0.95        399,941    4.575    749      72.38       344        343        1
-----------------------------------------------------------------------------------------------------------------------------------
New York                    7        3,653,670        0.79        522,614    5.034    712      66.33       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                    6        2,778,814        0.60        463,945    4.475    744      74.05       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                   5        2,771,763        0.60        554,600    4.704    721      70.13       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota                   6        2,646,445        0.57        441,360    4.427    754      77.93       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                      4        2,359,211        0.51        590,000    4.756    740      68.35       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                   3        2,220,400        0.48        740,133    4.851    756      71.12       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Other                      38       18,466,316        4.00        486,235    4.800    723      71.68       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    886     $461,427,794      100.00%      $521,542    4.774%   733      70.46%      359        358        1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent      Average                                  W.A.       W.A.
                      of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
Country            Mortgage     Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Distribution         Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
Santa Clara            88     $ 48,999,053       10.62%      $557,280    4.768%   735      71.22%      360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles            77       41,498,553        8.99        542,874    4.802    729      66.99       358        357        1
-------------------------------------------------------------------------------------------------------------------------------
Orange                 68       37,343,762        8.09        549,491    4.783    734      68.61       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
San Mateo              60       33,096,104        7.17        552,133    4.832    745      71.36       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Alameda                58       29,042,046        6.29        501,075    4.660    731      75.44       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
San Diego              41       20,610,957        4.47        503,064    4.708    738      72.69       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
San Francisco          27       13,810,244        2.99        511,986    4.842    724      71.86       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Contra Costa           23       12,205,232        2.65        531,151    4.667    751      71.48       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Dist Of Columbia       15        7,767,217        1.68        518,240    4.685    715      72.29       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Montgomery             13        7,684,837        1.67        591,505    4.680    750      62.40       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Other                 416      209,369,791       45.37        503,749    4.790    731      70.32       358        357        1
-------------------------------------------------------------------------------------------------------------------------------
Total:                886     $461,427,794      100.00%      $521,542    4.774%   733      70.46%      359        358        1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average                                  W.A.       W.A.
                   of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal   Gross     FICO   Original   Term to     Term to    Loan
Original LTV      Loans       Balance       Balance       Balance    Coupon   Score      LTV     Maturity   Maturity     Age
----------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00       1      $    749,056       0.16%       $750,000   4.750%    790     13.64%       360        359       1
----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00       1           600,000       0.13         600,000   4.875     789     16.05        360        360       0
----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00       6         2,832,954       0.61         475,802   4.594     755     23.09        360        359       1
----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00       4         1,602,307       0.35         400,678   4.759     724     28.07        360        359       1
----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00       7         4,525,867       0.98         646,857   4.771     731     31.79        360        359       1
----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00       8         5,250,779       1.14         657,234   4.715     727     37.23        360        359       1
----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00      25        13,879,846       3.01         566,319   4.720     736     42.73        353        353       1
----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00      31        20,971,410       4.54         677,091   4.629     732     47.79        355        355       1
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00      33        16,082,133       3.49         487,698   4.767     728     52.76        360        359       1
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00      33        18,028,475       3.91         546,726   4.774     744     57.80        360        359       1
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00      66        36,707,060       7.96         556,678   4.724     741     62.82        357        357       1
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00      87        49,839,398      10.80         573,379   4.750     732     68.48        358        358       1
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00     103        56,233,099      12.19         546,364   4.805     724     73.35        360        359       1
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00     456       223,517,679      48.44         490,551   4.795     735     79.45        359        359       1
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00       2           981,795       0.21         493,200   5.012     714     83.32        360        356       4
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00      17         7,453,900       1.62         438,682   4.893     722     89.32        360        359       1
----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00       6         2,172,037       0.47         362,227   4.847     705     95.00        360        359       1
----------------------------------------------------------------------------------------------------------------------------
Total:            886      $461,427,794     100.00%       $521,542   4.774%    733     70.46%       359        358       1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 70.46%
Lowest: 13.64%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average                                  W.A.       W.A.
                   of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal   Gross     FICO   Original   Term to     Term to    Loan
Original Term     Loans       Balance       Balance       Balance    Coupon   Score      LTV     Maturity   Maturity     Age
----------------------------------------------------------------------------------------------------------------------------
120                 2      $    791,658       0.17%       $397,097   4.878%    746     51.72%       120        120       0
----------------------------------------------------------------------------------------------------------------------------
180                 4         1,838,791       0.40         461,000   4.436     716     68.38        180        179       1
----------------------------------------------------------------------------------------------------------------------------
360               880       458,797,345      99.43         522,100   4.775     733     70.50        360        359       1
----------------------------------------------------------------------------------------------------------------------------
Total:            886      $461,427,794     100.00%       $521,542   4.774%    733     70.46%       359        358       1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 358.9 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-L Group 3
                                    7-1 ARMS

--------------------------------------------------------------------------------

1. Original Balance

-------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate      Percent       Average                                  W.A.       W.A.
                       of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                    Mortgage    Principal    by Principal   Principal   Gross     FICO   Original   Term to     Term to    Loan
Original Balance      Loans      Balance       Balance       Balance    Coupon   Score      LTV     Maturity   Maturity     Age
-------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000      18      $ 7,127,099       28.30%      $396,338   5.189%    728     65.13%       360        359       1
-------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000      13        6,370,499       25.30        490,336   5.495     734     71.45        360        359       1
-------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000       9        5,510,534       21.88        612,796   5.199     734     70.26        360        359       1
-------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000       4        2,778,756       11.04        695,250   5.100     716     70.19        360        360       0
-------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000       2        1,593,605        6.33        797,200   5.747     713     76.85        360        360       0
-------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000       2        1,799,193        7.15        900,150   5.125     710     67.51        360        360       0
-------------------------------------------------------------------------------------------------------------------------------
Total:                 48      $25,179,685      100.00%      $524,986   5.290%    727     69.32%       360        359       1
-------------------------------------------------------------------------------------------------------------------------------

Average: $524,985.58
Lowest: $362,527.00
Highest: $900,300.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------------------------------------------
                                            Percent
                   Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                     of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                  Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Gross Coupon        Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625         1      $   649,466      2.58%     $651,000   3.625%    684     68.53%       360        359        1
--------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250         2        1,252,407      4.97       627,500   4.250     735     60.09        360        359        1
--------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375         2          871,475      3.46       436,325   4.375     701     79.29        360        359        1
--------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625         1          397,887      1.58       398,400   4.625     784     80.00        360        359        1
--------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750         1          500,000      1.99       500,000   4.750     762     61.35        360        360        0
--------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875         5        2,773,489     11.01       555,020   4.875     754     58.75        360        360        0
--------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000         3        1,361,808      5.41       454,333   5.000     758     73.52        360        359        1
--------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125         3        1,574,455      6.25       525,000   5.125     741     70.27        360        360        0
--------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250         5        2,100,856      8.34       420,645   5.250     755     60.36        360        359        1
--------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375         7        3,863,276     15.34       552,271   5.375     681     71.00        360        359        1
--------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500         1          515,435      2.05       516,000   5.500     771     80.00        360        359        1
--------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625         4        2,258,395      8.97       564,850   5.625     751     73.80        360        360        0
--------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750         5        2,780,431     11.04       556,440   5.750     736     73.75        360        359        1
--------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875         3        1,651,778      6.56       550,990   5.875     689     71.73        360        359        1
--------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000         3        1,744,917      6.93       581,820   6.000     718     67.15        360        360        0
--------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125         1          399,611      1.59       400,000   6.125     661     80.00        360        359        1
--------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500         1          484,000      1.92       484,000   6.500     706     80.00        360        360        0
--------------------------------------------------------------------------------------------------------------------------
Total:               48      $25,179,685    100.00%     $524,986   5.290%    727     69.32%       360        359        1
--------------------------------------------------------------------------------------------------------------------------

W.A.: 5.290%
Lowest: 3.625%
Highest: 6.500%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------------------------
                                      Percent
             Number     Aggregate     of Loans    Average                                  W.A.        W.A.
               of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Credit      Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Score         Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------
800 - 824       1      $   400,000      1.59%     $400,000   5.250%    805     54.13%       360        360        0
--------------------------------------------------------------------------------------------------------------------
775 - 799       9        4,345,139     17.26       483,173   5.264     785     67.92        360        359        1
--------------------------------------------------------------------------------------------------------------------
750 - 774      13        7,446,899     29.58       573,138   5.272     763     71.61        360        360        0
--------------------------------------------------------------------------------------------------------------------
725 - 749       5        2,378,821      9.45       476,230   5.133     740     75.14        360        359        1
--------------------------------------------------------------------------------------------------------------------
700 - 724       6        2,963,604     11.77       494,338   5.609     709     71.37        360        359        1
--------------------------------------------------------------------------------------------------------------------
675 - 699       3        1,658,298      6.59       554,000   4.238     685     61.95        360        359        1
--------------------------------------------------------------------------------------------------------------------
650 - 674       4        1,980,527      7.87       495,575   5.410     665     68.47        360        359        1
--------------------------------------------------------------------------------------------------------------------
625 - 649       7        4,006,398     15.91       572,639   5.587     643     66.59        360        360        0
--------------------------------------------------------------------------------------------------------------------
Total:         48      $25,179,685    100.00%     $524,986   5.290%    727     69.32%       360        359        1
--------------------------------------------------------------------------------------------------------------------

W.A.: 727
Lowest: 627
Highest: 805

--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------------------------------------
                                   Percent
          Number     Aggregate     of Loans    Average                                  W.A.        W.A.
            of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
         Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Index      Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------
12ML        48      $25,179,685    100.00%     $524,986   5.290%    727     69.32%       360        359        1
-----------------------------------------------------------------------------------------------------------------
Total:      48      $25,179,685    100.00%     $524,986   5.290%    727     69.32%       360        359        1
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                         of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Loan Purpose            Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------
Purchase                 26      $13,438,656     53.37%     $517,177   5.290%    751     75.89%       360        359        1
------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term      16        8,848,285     35.14       553,619   5.204     707     62.59        360        359        1
------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout         6        2,892,745     11.49       482,467   5.548     677     59.41        360        359        1
------------------------------------------------------------------------------------------------------------------------------
Total:                   48      $25,179,685    100.00%     $524,986   5.290%    727     69.32%       360        359        1
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

---------------------------------------------------------------------------------------------------------------------
                                       Percent
              Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Property     Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Type           Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------
SFR             32      $17,070,737     67.80%     $533,896   5.211%    725     67.28%       360        359        1
---------------------------------------------------------------------------------------------------------------------
PUD Detach       9        4,446,640     17.66       494,506   5.136     728     71.47        360        359        1
---------------------------------------------------------------------------------------------------------------------
Condo            5        2,626,997     10.43       525,680   5.823     739     75.22        360        359        1
---------------------------------------------------------------------------------------------------------------------
2-Family         1          635,700      2.52       635,700   5.750     773     78.00        360        360        0
---------------------------------------------------------------------------------------------------------------------
Co-Op            1          399,611      1.59       400,000   6.125     661     80.00        360        359        1
---------------------------------------------------------------------------------------------------------------------
Total:          48      $25,179,685    100.00%     $524,986   5.290%    727     69.32%       360        359        1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

--------------------------------------------------------------------------------------------------------------------
                                      Percent
             Number     Aggregate     of Loans    Average                                  W.A.        W.A.
               of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Occupancy   Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Status        Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------
Primary        44      $23,177,808     92.05%     $527,166   5.275%    726     69.88%       360        359        1
--------------------------------------------------------------------------------------------------------------------
Secondary       3        1,517,877      6.03       506,667   5.125     751     57.45        360        359        1
--------------------------------------------------------------------------------------------------------------------
Investor        1          484,000      1.92       484,000   6.500     706     80.00        360        360        0
--------------------------------------------------------------------------------------------------------------------
Total:         48      $25,179,685    100.00%     $524,986   5.290%    727     69.32%       360        359        1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate      Percent       Average                                  W.A.       W.A.
                          of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
Geographic             Mortgage     Principal    by Principal   Principal   Gross     FICO   Original   Term to     Term to    Loan
Distribution             Loans       Balance       Balance       Balance    Coupon   Score      LTV     Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
California                27       $13,944,922       55.38%      $516,839   5.344%    732     68.29%       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Texas                      4         2,107,567        8.37        527,513   5.146     699     73.95        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                   3         1,923,577        7.64        641,767   5.080     731     59.00        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia       2         1,149,466        4.57        575,500   4.114     718     65.41        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Florida                    2           863,574        3.43        432,000   6.006     671     80.00        360        360       0
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts              1           814,400        3.23        814,400   5.625     758     79.97        360        360       0
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                     1           679,290        2.70        680,000   5.750     779     80.00        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                     1           636,000        2.53        636,000   5.125     717     80.00        360        360       0
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                   1           569,861        2.26        570,500   5.375     647     51.86        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina             1           547,371        2.17        548,000   5.250     773     80.00        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
New York                   1           399,611        1.59        400,000   6.125     661     80.00        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Utah                       1           397,887        1.58        398,400   4.625     784     80.00        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina             1           389,602        1.55        390,000   5.875     787     61.90        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                    1           385,557        1.53        386,000   5.250     678     70.18        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                1           371,000        1.47        371,000   5.000     752     56.21        360        360       0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    48       $25,179,685      100.00%      $524,986   5.290%    727     69.32%       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------------------------
                    Number     Aggregate      Percent       Average                                  W.A.       W.A.
                      of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
County             Mortgage    Principal    by Principal   Principal   Gross     FICO   Original   Term to     Term to    Loan
Distribution         Loans      Balance       Balance       Balance    Coupon   Score      LTV     Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------
San Mateo              4      $ 2,444,319        9.71%      $611,425   5.089%    764     75.54%       360        360       0
------------------------------------------------------------------------------------------------------------------------------
Los Angeles            3        1,783,496        7.08        594,667   5.523     710     61.86        360        360       0
------------------------------------------------------------------------------------------------------------------------------
Santa Clara            3        1,518,730        6.03        506,667   5.261     747     80.00        360        359       1
------------------------------------------------------------------------------------------------------------------------------
Anne Arundel           2        1,448,577        5.75        725,150   5.065     721     62.69        360        359       1
------------------------------------------------------------------------------------------------------------------------------
Sonoma                 2        1,405,000        5.58        702,500   5.465     702     70.76        360        360       0
------------------------------------------------------------------------------------------------------------------------------
Dist Of Columbia       2        1,149,466        4.57        575,500   4.114     718     65.41        360        359       1
------------------------------------------------------------------------------------------------------------------------------
Santa Cruz             2          997,883        3.96        500,000   4.813     673     56.60        360        358       2
------------------------------------------------------------------------------------------------------------------------------
San Francisco          2          974,943        3.87        488,000   5.559     738     77.84        360        359       1
------------------------------------------------------------------------------------------------------------------------------
Contra Costa           2          912,154        3.62        456,494   5.703     758     66.83        360        359       1
------------------------------------------------------------------------------------------------------------------------------
Dade                   2          863,574        3.43        432,000   6.006     671     80.00        360        360       0
------------------------------------------------------------------------------------------------------------------------------
Other                 24       11,681,544       46.39        487,097   5.355     730     68.59        360        359       1
------------------------------------------------------------------------------------------------------------------------------
Total:                48      $25,179,685      100.00%      $524,986   5.290%    727     69.32%       360        359       1
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

---------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate      Percent       Average                                  W.A.       W.A.
                   of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    by Principal   Principal   Gross     FICO   Original   Term to     Term to    Loan
Original LTV      Loans      Balance       Balance       Balance    Coupon   Score      LTV     Maturity   Maturity     Age
---------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00       3      $ 1,171,033        4.65%      $390,500   5.005%    750     42.81%       360        360       0
---------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00       4        1,869,464         7.42       468,132   4.803     726     48.67        360        359       1
---------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00       3        1,719,861         6.83       573,500   5.618     684     53.13        360        360       0
---------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00       1          371,000         1.47       371,000   5.000     752     56.21        360        360       0
---------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00       6        3,389,515        13.46       565,367   5.316     761     61.89        360        359       1
---------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00       4        2,010,368         7.98       503,375   4.662     660     67.97        360        359       1
---------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00       6        3,617,838        14.37       603,500   5.384     703     72.95        360        359       1
---------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00      20       10,596,041        42.08       530,097   5.480     741     79.53        360        360       0
---------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00       1          434,564         1.73       435,150   4.375     734     90.00        360        359       1
---------------------------------------------------------------------------------------------------------------------------
Total:             48      $25,179,685      100.00%      $524,986   5.290%    727     69.32%       360        359       1
---------------------------------------------------------------------------------------------------------------------------

W.A.: 69.32%
Lowest: 41.03%
Highest: 90.00%

--------------------------------------------------------------------------------

11. Original Term

---------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate      Percent       Average                                  W.A.       W.A.
                   of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    by Principal   Principal   Gross     FICO   Original   Term to     Term to    Loan
Original Term     Loans      Balance       Balance       Balance    Coupon   Score      LTV     Maturity   Maturity     Age
---------------------------------------------------------------------------------------------------------------------------
360                48      $25,179,685      100.00%      $524,986   5.290%    727     69.32%       360        359       1
---------------------------------------------------------------------------------------------------------------------------
Total:             48      $25,179,685      100.00%      $524,986   5.290%    727     69.32%       360        359       1
---------------------------------------------------------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-L Group 2
              5-1 ARMS & Net 5's with and without Prepay Penalties

--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent      Average                                   W.A.       W.A.
                           of         Current       of Loans      Original     W.A.    W.A.      W.A.     Original   Remaining  W.A.
                        Mortgage     Principal    by Principal   Principal     Gross   FICO    Original    Term to    Term to   Loan
Original Balance          Loans       Balance        Balance      Balance     Coupon   Score      LTV     Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000           52     $ 17,651,046        4.86%     $  339,628    4.889%   723      73.66%      360        359      1
------------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000          251      100,736,958       27.74         401,693    4.795    734      72.98       358        357      1
------------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000          175       87,167,350       24.01         498,447    4.793    730      72.78       359        358      1
------------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000           94       56,325,982       15.51         599,699    4.787    737      70.94       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000           53       38,084,535       10.49         719,203    4.785    749      70.70       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000           21       16,452,078        4.53         796,697    4.758    742      60.55       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000           15       13,560,003        3.73         904,708    4.651    747      67.82       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000         20       19,989,143        5.51         999,940    4.845    732      60.79       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000        3        3,310,000        0.91       1,103,333    4.954    728      66.05       360        360      0
------------------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        8        9,817,178        2.70       1,227,538    4.618    722      59.70       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                     692     $363,094,273      100.00%     $  525,482    4.789%   735      70.56%      359        358      1
------------------------------------------------------------------------------------------------------------------------------------

Average: $525,482.35
Lowest: $322,710.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average                                  W.A.       W.A.
                   of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Gross Coupon      Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500        4     $  1,705,929        0.47%      $427,000    3.500%   736      80.00%      360        359        1
----------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625        2        1,137,854        0.31        569,317    3.625    737      73.20       360        360        0
----------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750        3        1,773,079        0.49        591,591    3.750    760      69.91       360        359        1
----------------------------------------------------------------------------------------------------------------------------
3.751 - 3.875        8        4,671,059        1.29        584,201    3.875    758      71.19       360        359        1
----------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000       16        8,417,016        2.32        526,510    4.000    734      70.15       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125       17        9,136,546        2.52        537,814    4.125    749      67.58       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250       25       14,403,139        3.97        576,654    4.250    725      70.67       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375       42       20,872,691        5.75        497,358    4.375    748      71.43       357        356        1
----------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500       87       47,190,056       13.00        542,815    4.500    729      69.94       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625       67       36,651,101       10.09        547,612    4.625    740      66.51       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750       90       45,867,937       12.63        512,983    4.750    747      68.13       358        357        1
----------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875      109       55,837,106       15.38        512,677    4.875    732      73.69       359        358        1
----------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000       75       39,148,435       10.78        522,330    5.000    724      68.54       358        357        1
----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125       34       17,595,150        4.85        517,776    5.125    750      69.48       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250       29       15,659,762        4.31        540,363    5.250    730      74.41       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375       29       16,187,349        4.46        558,566    5.375    734      73.12       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500       16        8,424,718        2.32        526,867    5.500    726      73.52       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625       14        6,111,447        1.68        436,832    5.625    716      75.54       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750       11        5,392,078        1.49        490,398    5.750    712      79.26       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875        8        3,851,186        1.06        481,538    5.875    727      65.90       360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000        3        1,626,635        0.45        542,323    6.000    714      75.38       360        359        1
----------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250        3        1,434,000        0.39        478,000    6.250    672      76.02       360        359        1
----------------------------------------------------------------------------------------------------------------------------
Total:             692     $363,094,273      100.00%      $525,482    4.789%   735      70.56%      359        358        1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 4.789%
Lowest: 3.500%
Highest: 6.250%

--------------------------------------------------------------------------------

3. Credit Score

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average                                  W.A.       W.A.
                   of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Credit Score      Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------
800 - 824           11     $  5,448,158        1.50%      $495,560    4.947%   806      69.99%      360        359        1
----------------------------------------------------------------------------------------------------------------------------
775 - 799          121       64,546,005       17.78        536,007    4.718    785      68.47       360        359        1
----------------------------------------------------------------------------------------------------------------------------
750 - 774          162       86,837,288       23.92        536,444    4.776    763      70.59       360        359        1
----------------------------------------------------------------------------------------------------------------------------
725 - 749          124       65,220,386       17.96        526,379    4.778    739      70.01       359        358        1
----------------------------------------------------------------------------------------------------------------------------
700 - 724          127       67,740,504       18.66        533,822    4.749    712      70.61       357        357        1
----------------------------------------------------------------------------------------------------------------------------
675 - 699           79       38,287,178       10.54        485,031    4.886    687      74.23       358        357        1
----------------------------------------------------------------------------------------------------------------------------
650 - 674           37       19,242,936        5.30        520,431    4.880    662      72.12       360        359        1
----------------------------------------------------------------------------------------------------------------------------
625 - 649           27       13,819,090        3.81        512,151    4.958    638      69.71       360        359        1
----------------------------------------------------------------------------------------------------------------------------
600 - 624            3        1,553,557        0.43        518,067    5.361    623      73.63       360        359        1
----------------------------------------------------------------------------------------------------------------------------
N/A                  1          399,171        0.11        399,773    3.750      0      80.00       360        359        1
----------------------------------------------------------------------------------------------------------------------------
Total:             692     $363,094,273      100.00%      $525,482    4.789%   735      70.56%      359        358        1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 735
Lowest: 623
Highest: 810

--------------------------------------------------------------------------------

4. Index

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average                                  W.A.       W.A.
                   of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Index             Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------
12ML               692     $363,094,273      100.00%      $525,482    4.789%   735      70.56%      359        358        1
----------------------------------------------------------------------------------------------------------------------------
Total:             692     $363,094,273      100.00%      $525,482    4.789%   735      70.56%      359        358        1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate        Percent      Average                                  W.A.       W.A.
                         of        Current        of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage    Principal     by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Loan Purpose            Loans      Balance         Balance      Balance    Coupon   Score      LTV     Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Purchase                 371     $192,846,626       53.11%      $520,151    4.763%   742      75.66%      360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term      235      126,501,675       34.84        538,783    4.803    726      65.36       359        358        1
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout         86       43,745,971       12.05        512,137    4.865    729      63.10       358        357        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   692     $363,094,273      100.00%      $525,482    4.789%   735      70.56%      359        358        1
----------------------------------------------------------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------------------------------------------
              Number      Aggregate       Percent      Average                                  W.A.        W.A.
                of         Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Property     Mortgage     Principal    by Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Type           Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------
SFR             451     $238,212,406       65.61%      $529,214    4.790%   734     69.23%       359        358       1
-------------------------------------------------------------------------------------------------------------------------
PUD Detach      157       83,843,418       23.09        534,349    4.757    738     71.72        360        359       1
-------------------------------------------------------------------------------------------------------------------------
Condo            60       28,117,359        7.74        468,938    4.858    729     76.76        360        359       1
-------------------------------------------------------------------------------------------------------------------------
2-Family          9        5,644,694        1.55        627,522    4.722    740     74.09        360        359       1
-------------------------------------------------------------------------------------------------------------------------
PUD Attach       11        4,939,948        1.36        449,358    4.780    746     78.00        360        359       1
-------------------------------------------------------------------------------------------------------------------------
3-Family          2        1,210,069        0.33        605,750    5.100    749     75.17        360        359       1
-------------------------------------------------------------------------------------------------------------------------
4-Family          1          749,078        0.21        750,000    4.875    713     60.00        360        359       1
-------------------------------------------------------------------------------------------------------------------------
Co-Op             1          377,300        0.10        377,300    5.875    676     43.87        360        360       0
-------------------------------------------------------------------------------------------------------------------------
Total:          692     $363,094,273      100.00%      $525,482    4.789%   735     70.56%       359        358       1
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------
             Number      Aggregate       Percent      Average                                  W.A.        W.A.
               of         Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Occupancy   Mortgage     Principal    by Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Status        Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------
Primary        639     $337,075,111       92.83%      $528,322    4.777%   734     70.72%       359        358       1
------------------------------------------------------------------------------------------------------------------------
Secondary       46       23,067,410        6.35        501,792    4.923    748     67.53        360        359       1
------------------------------------------------------------------------------------------------------------------------
Investor         7        2,951,753        0.81        421,966    5.083    743     75.73        360        359       1
------------------------------------------------------------------------------------------------------------------------
Total:         692     $363,094,273      100.00%      $525,482    4.789%   735     70.56%       359        358       1
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate      Percent       Average                                  W.A.        W.A.
                          of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
Geographic             Mortgage     Principal    by Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Distribution             Loans       Balance       Balance       Balance    Coupon   Score      LTV     Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
California                438     $235,540,629       64.87%      $538,790    4.788%   734     70.32%       359        358       1
-----------------------------------------------------------------------------------------------------------------------------------
Florida                    29       14,625,770        4.03        504,590    4.868    736     70.30        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                   23       11,835,967        3.26        514,901    4.737    741     68.48        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Texas                      19        9,436,327        2.60        496,972    4.908    734     75.31        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                     18        9,340,062        2.57        519,130    4.812    754     69.61        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                   17        8,510,648        2.34        500,791    4.820    740     74.72        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                   15        8,370,417        2.31        558,733    4.900    735     70.81        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                   17        7,904,800        2.18        465,603    4.698    728     65.56        348        347       1
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina             14        6,819,273        1.88        487,615    4.891    736     71.70        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia       13        6,617,751        1.82        509,431    4.784    714     73.49        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                    11        4,838,838        1.33        440,073    4.631    742     78.30        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Washington                 10        4,781,772        1.32        478,490    4.688    735     75.62        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts               7        4,142,974        1.14        592,216    4.778    742     59.53        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina              9        3,603,835        0.99        400,861    4.429    745     72.67        341        340       1
-----------------------------------------------------------------------------------------------------------------------------------
New York                    6        3,254,059        0.90        543,050    4.899    718     64.65        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota                   6        2,646,445        0.73        441,360    4.427    754     77.93        360        360       0
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                    5        2,368,852        0.65        474,654    4.276    742     70.42        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                   2        1,760,400        0.48        880,200    4.878    746     68.79        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                     3        1,635,640        0.45        545,642    5.279    746     73.85        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                 2        1,369,395        0.38        685,000    3.913    767     55.24        360        360       0
-----------------------------------------------------------------------------------------------------------------------------------
Other                      28       13,690,419        3.77        489,150    4.924    723     71.96        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    692     $363,094,273      100.00%      $525,482    4.789%   735     70.56%       359        358       1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent      Average                                  W.A.        W.A.
                      of         Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
County             Mortgage     Principal    by Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Distribution         Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity    Maturity   Age
-------------------------------------------------------------------------------------------------------------------------------
Santa Clara            62     $ 35,486,986        9.77%      $572,809    4.867%   737     70.37%       360        359       1
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles            62       34,497,915        9.50        561,234    4.803    731     66.27        358        357       1
-------------------------------------------------------------------------------------------------------------------------------
Orange                 60       33,570,748        9.25        559,825    4.793    732     68.89        360        359       1
-------------------------------------------------------------------------------------------------------------------------------
San Mateo              47       25,518,819        7.03        543,478    4.850    739     71.53        360        359       1
-------------------------------------------------------------------------------------------------------------------------------
Alameda                46       23,367,530        6.44        508,367    4.650    734     75.31        360        359       1
-------------------------------------------------------------------------------------------------------------------------------
San Diego              37       18,710,271        5.15        506,065    4.722    735     73.89        360        359       1
-------------------------------------------------------------------------------------------------------------------------------
San Francisco          21       10,985,196        3.03        523,613    4.814    722     71.41        360        359       1
-------------------------------------------------------------------------------------------------------------------------------
Contra Costa           14        7,962,565        2.19        569,259    4.580    752     70.79        360        359       1
-------------------------------------------------------------------------------------------------------------------------------
Dist Of Columbia       13        6,617,751        1.82        509,431    4.784    714     73.49        360        359       1
-------------------------------------------------------------------------------------------------------------------------------
Montgomery             10        6,136,860        1.69        613,941    4.812    752     62.77        360        359       1
-------------------------------------------------------------------------------------------------------------------------------
Other                 320      160,239,632       44.13        501,104    4.795    735     70.74        358        358       1
-------------------------------------------------------------------------------------------------------------------------------
Total:                692     $363,094,273      100.00%      $525,482    4.789%   735     70.56%       359        358       1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average                                  W.A.        W.A.
                   of         Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Original LTV      Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity   Maturity     Age
----------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00        1     $    749,056        0.21%      $750,000    4.750%   790     13.64%       360        359       1
----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00        1          600,000        0.17        600,000    4.875    789     16.05        360        360       0
----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00        3        1,259,328        0.35        419,938    4.924    755     23.66        360        359       1
----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00        2          822,710        0.23        411,355    5.076    778     28.42        360        359       1
----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00        7        4,525,867        1.25        646,857    4.771    731     31.79        360        359       1
----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00        4        3,155,461        0.87        789,275    4.665    740     36.35        360        359       1
----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00       20       11,369,797        3.13        582,185    4.698    740     42.83        360        359       1
----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00       23       16,553,762        4.56        720,243    4.667    732     47.67        354        354       1
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00       25       11,982,255        3.30        479,573    4.716    733     52.59        360        359       1
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00       30       16,785,125        4.62        559,932    4.793    744     57.79        360        359       1
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00       48       27,040,466        7.45        563,828    4.687    740     62.94        356        356       1
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00       68       40,224,108       11.08        592,055    4.788    741     68.57        358        357       1
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00       76       41,209,125       11.35        542,576    4.830    725     73.27        360        359       1
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00      363      177,777,604       48.96        490,118    4.812    735     79.43        360        359       1
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00        2          981,795        0.27        493,200    5.012    714     83.32        360        356       4
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00       14        6,295,737        1.73        449,853    4.938    717     89.38        360        359       1
----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00        5        1,762,076        0.49        352,592    4.666    694     95.00        360        359       1
----------------------------------------------------------------------------------------------------------------------------
Total:             692     $363,094,273      100.00%      $525,482    4.789%   735     70.56%       359        358       1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

W.A.: 70.56%
Lowest: 13.64%
Highest: 95.00%

11. Original Term

-----------------------------------------------------------------------------------------------------------------------
            Number      Aggregate       Percent      Average                                  W.A.        W.A.
              of         Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Original   Mortgage     Principal    by Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Term         Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------
120             1     $    405,572        0.11%      $405,572    5.000%   748     60.53%       120        120       0
-----------------------------------------------------------------------------------------------------------------------
180             3        1,350,791        0.37        452,000    4.684    700     64.18        180        179       1
-----------------------------------------------------------------------------------------------------------------------
360           688      361,337,910       99.52        525,977    4.789    735     70.59        360        359       1
-----------------------------------------------------------------------------------------------------------------------
Total:        692     $363,094,273      100.00%      $525,482    4.789%   735     70.56%       359        358       1
-----------------------------------------------------------------------------------------------------------------------

W.A.: 359.1 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-L Group 1
                                    3-1 Arms

--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                         of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Original Balance       Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000         8      $ 2,719,093      3.72%     $340,258   4.858%    702     65.00%      360         359       1
------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000        52       20,486,940     28.01       394,380   4.554     731     71.32       355         355       1
------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000        40       19,876,936     27.17       497,401   4.470     732     74.44       356         355       1
------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000        33       19,579,848     26.77       594,596   4.556     730     70.75       360         359       1
------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000         5        3,436,914      4.70       688,600   4.361     716     62.11       360         359       1
------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000         4        3,278,721      4.48       820,813   4.249     714     59.21       360         359       1
------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000         2        1,823,863      2.49       912,500   4.875     730     65.40       360         359       1
------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000       2        1,951,521      2.67       977,079   4.369     716     59.62       360         359       1
------------------------------------------------------------------------------------------------------------------------------
Total:                  146      $73,153,836    100.00%     $501,733   4.523%    728     70.35%      358         357       1
------------------------------------------------------------------------------------------------------------------------------

Average: $501,732.53
Lowest: $330,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                   of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
 Gross Coupon    Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------
3.126 - 3.250       1      $   383,329      0.52%     $383,960   3.250%    772     80.00%       360        359       1
------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750       3        1,659,226      2.27       553,667   3.750     754     75.28        307        306       1
------------------------------------------------------------------------------------------------------------------------
3.751 - 3.875       5        2,641,028      3.61       529,160   3.875     706     54.13        360        359       1
------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000      11        5,910,094      8.08       538,005   4.000     720     70.13        360        359       1
------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125       9        5,068,885      6.93       563,833   4.125     742     77.00        360        359       1
------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250      13        6,074,981      8.30       467,808   4.250     741     69.80        360        359       1
------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375      21       10,494,657     14.35       501,193   4.375     741     63.86        360        359       1
------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500      16        7,560,994     10.34       473,009   4.500     721     75.88        360        359       1
------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625      15        8,220,715     11.24       548,607   4.625     715     73.62        360        359       1
------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750      17        8,377,401     11.45       493,272   4.750     723     72.08        349        348       1
------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875      19        9,613,524     13.14       506,559   4.875     722     70.23        360        359       1
------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000       5        2,619,599      3.58       524,550   5.000     744     69.06        360        359       1
------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125       2          713,929      0.98       357,384   5.125     693     31.44        360        359       1
------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250       4        1,763,165      2.41       441,043   5.250     760     71.75        360        360       0
------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500       2          727,703      0.99       364,250   5.500     668     70.67        360        359       1
------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625       2          739,608      1.01       370,200   5.625     710     88.30        360        359       1
------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875       1          585,000      0.80       585,000   6.875     719     75.00        360        360       0
------------------------------------------------------------------------------------------------------------------------
Total:            146      $73,153,836    100.00%     $501,733   4.523%    728     70.35%       358        357       1
------------------------------------------------------------------------------------------------------------------------

W.A.: 4.523%
Lowest: 3.250%
Highest: 6.875%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------------------
                                         Percent
                Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                  of        Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
               Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Credit Score    Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------
800 - 824          2      $ 1,021,570      1.40%     $511,100   3.857%    813     76.06%      360         360       0
-----------------------------------------------------------------------------------------------------------------------
775 - 799         23       11,348,722     15.51       493,869   4.510     784     69.18       360         359       1
-----------------------------------------------------------------------------------------------------------------------
750 - 774         29       14,646,653     20.02       505,587   4.466     761     71.96       354         353       1
-----------------------------------------------------------------------------------------------------------------------
725 - 749         31       15,821,048     21.63       511,589   4.513     737     71.51       354         353       1
-----------------------------------------------------------------------------------------------------------------------
700 - 724         21       10,194,908     13.94       485,869   4.714     712     70.88       360         359       1
-----------------------------------------------------------------------------------------------------------------------
675 - 699         20        9,479,321     12.96       474,424   4.454     688     70.38       360         359       1
-----------------------------------------------------------------------------------------------------------------------
650 - 674         10        5,781,386      7.90       578,996   4.571     664     67.07       360         359       1
-----------------------------------------------------------------------------------------------------------------------
625 - 649         10        4,860,228      6.64       486,880   4.576     635     65.90       360         359       1
-----------------------------------------------------------------------------------------------------------------------
Total:           146      $73,153,836    100.00%     $501,733   4.523%    728     70.35%      358         357       1
-----------------------------------------------------------------------------------------------------------------------

W.A.: 728
Lowest: 625
Highest: 820

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------------------------------------------
          Number     Aggregate      Percent       Average                                  W.A.        W.A.
            of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
         Mortgage    Principal    by Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Index      Loans      Balance       Balance       Balance    Coupon   Score      LTV     Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------
12ML       146      $73,153,836     100.00%       $501,733   4.523%    728     70.35%      358          357      1
--------------------------------------------------------------------------------------------------------------------
Total:     146      $73,153,836     100.00%       $501,733   4.523%    728     70.35%      358          357      1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

---------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average                                  W.A.        W.A.
                         of        Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
Loan Purpose            Loans      Balance        Balance      Balance    Coupon   Score     LTV      Maturity   Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
Purchase                  64     $31,319,922       42.81%     $489,864    4.592%    733     77.30%      357         356       1
---------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term       60      31,117,914       42.54       519,615    4.424     722     63.61       357         356       1
---------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout         22      10,716,000       14.65       487,491    4.610     731     69.56       360         359       1
---------------------------------------------------------------------------------------------------------------------------------
Total:                   146     $73,153,836      100.00%     $501,733    4.523%    728     70.35%      358         357       1
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

---------------------------------------------------------------------------------------------------------------------
                                       Percent
              Number     Aggregate     of Loans    Average                                  W.A.        W.A.
               of         Current         by       Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
Property     Mortgage    Principal    Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Type           Loans      Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------
SFR             105     $52,157,531     71.30%     $497,435    4.511%   726     70.95%       358        357       1
---------------------------------------------------------------------------------------------------------------------
PUD Detach       23      12,353,067     16.89       537,708    4.479    730     65.07        353        352       1
---------------------------------------------------------------------------------------------------------------------
Condo            11       4,923,113      6.73       448,036    4.742    754     78.79        360        359       1
---------------------------------------------------------------------------------------------------------------------
2-Family          3       1,470,700      2.01       490,856    4.710    761     68.55        360        359       1
---------------------------------------------------------------------------------------------------------------------
PUD Attach        2       1,025,700      1.40       513,500    4.717    672     71.95        360        359       1
---------------------------------------------------------------------------------------------------------------------
Townhouse         1         663,725      0.91       667,000    3.875    663     52.11        360        359       1
---------------------------------------------------------------------------------------------------------------------
3-Family          1         560,000      0.77       560,000    4.625    729     80.00        360        360       0
---------------------------------------------------------------------------------------------------------------------
Total:          146     $73,153,836    100.00%     $501,733    4.523%   728     70.35%       358        357       1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

--------------------------------------------------------------------------------------------------------------------
                                      Percent
             Number     Aggregate     of Loans    Average                                  W.A.        W.A.
               of        Current         by       Original     W.A.    W.A.     W.A.     Original   Remaining   W.A.
Occupancy   Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Status       Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------
Primary        135     $67,888,442      92.80%    $503,572    4.498%   726      69.80%      357        357       1
--------------------------------------------------------------------------------------------------------------------
Secondary        9       4,044,409       5.53      449,889    4.529    758      78.04       360        359       1
--------------------------------------------------------------------------------------------------------------------
Investor         2       1,220,985       1.67      610,875    5.898    735      75.00       360        359       1
--------------------------------------------------------------------------------------------------------------------
Total:         146     $73,153,836     100.00%    $501,733    4.523%   728      70.35%      358        357       1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-------------------------------------------------------------------------------------------------------------------------
                                           Percent
                  Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                    of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Geographic       Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Distribution       Loans      Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------
California           91     $44,639,190     61.02%     $490,992    4.568%   731      71.45%      360        359       1
-------------------------------------------------------------------------------------------------------------------------
Illinois              9       4,390,642      6.00       490,572    4.391    721      67.36       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Florida               7       4,383,356      5.99       626,923    4.733    722      67.86       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Massachusetts         5       2,433,662      3.33       487,280    4.499    723      78.11       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Maryland              4       2,323,043      3.18       582,500    4.206    707      52.81       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Texas                 4       2,053,962      2.81       514,531    4.153    736      72.85       272        272       0
-------------------------------------------------------------------------------------------------------------------------
Colorado              4       2,020,420      2.76       506,250    4.185    688      66.82       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Wisconsin             3       1,855,285      2.54       618,667    4.455    708      67.69       360        360       0
-------------------------------------------------------------------------------------------------------------------------
North Carolina        3       1,739,163      2.38       580,333    4.201    767      57.47       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Washington            2         962,599      1.32       481,980    4.153    691      80.00       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Oregon                1         598,211      0.82       599,000    4.500    701      64.69       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Nevada                1         560,244      0.77       561,000    4.375    775      46.75       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Virginia              1         531,560      0.73       532,170    5.250    799      80.00       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania          1         494,303      0.68       495,000    4.125    691      79.96       360        359       1
-------------------------------------------------------------------------------------------------------------------------
New Mexico            1         482,349      0.66       483,000    4.375    708      57.67       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Michigan              1         467,370      0.64       468,000    4.375    729      80.00       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Tennessee             1         460,000      0.63       460,000    4.750    792      80.00       360        360       0
-------------------------------------------------------------------------------------------------------------------------
Indiana               1         442,000      0.60       442,000    4.375    625      68.00       360        360       0
-------------------------------------------------------------------------------------------------------------------------
Missouri              1         409,961      0.56       410,400    5.625    756      95.00       360        359       1
-------------------------------------------------------------------------------------------------------------------------
South Carolina        1         401,083      0.55       401,600    4.625    750      80.00       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Other                 4       1,505,432      2.06       376,600    4.829    732      75.33       360        359       1
-------------------------------------------------------------------------------------------------------------------------
Total:              146     $73,153,836    100.00%     $501,733    4.523%   728      70.35%      358        357       1
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate     of Loans    Average                                  W.A.       W.A.
                  of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
County          Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Distribution      Loans      Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------
Santa Clara        23      $11,993,338     16.39%     $522,022    4.415%   726      72.61%      360         359      1
------------------------------------------------------------------------------------------------------------------------
Los Angeles        12        5,217,142      7.13       435,065    4.554    723      73.45       360         359      1
------------------------------------------------------------------------------------------------------------------------
Alameda            11        5,191,545      7.10       472,227    4.594    726      75.89       360         360      0
------------------------------------------------------------------------------------------------------------------------
San Mateo           9        5,132,965      7.02       570,978    4.619    764      68.47       360         359      1
------------------------------------------------------------------------------------------------------------------------
Contra Costa        7        3,330,514      4.55       476,268    4.593    746      74.41       360         359      1
------------------------------------------------------------------------------------------------------------------------
Orange              6        2,983,211      4.08       497,533    4.537    753      67.46       360         359      1
------------------------------------------------------------------------------------------------------------------------
Lake                4        1,881,469      2.57       476,000    4.451    727      60.64       360         359      1
------------------------------------------------------------------------------------------------------------------------
San Francisco       4        1,850,104      2.53       462,942    4.628    724      71.41       360         359      1
------------------------------------------------------------------------------------------------------------------------
Du Page             3        1,542,883      2.11       514,717    4.292    703      73.41       360         359      1
------------------------------------------------------------------------------------------------------------------------
Dade                2        1,537,930      2.10       769,579    5.481    688      54.24       360         359      1
------------------------------------------------------------------------------------------------------------------------
Other              65       32,492,736     44.42       500,526    4.487    723      69.39       354         354      1
------------------------------------------------------------------------------------------------------------------------
Total:            146      $73,153,836    100.00%     $501,733    4.523%   728      70.35%      358         357      1
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate     of Loans    Average                                  W.A.        W.A.
                   of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Original        Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
LTV               Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00        3     $ 1,573,626      2.15%     $531,667   4.329%    756     22.63%       360        359        1
------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00        2         779,597      1.07       390,000   4.424     667     27.69        360        360        0
------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00        4       2,095,317      2.86       525,192   4.789     707     38.57        360        359        1
------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00        2       1,339,015      1.83       671,390   4.661     691     41.77        291        290        1
------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00        4       2,548,184      3.48       637,925   4.252     735     47.92        360        359        1
------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00        5       2,380,017      3.25       476,845   4.406     737     53.38        360        359        1
------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00        2         872,349      1.19       436,500   4.319     740     58.71        360        359        1
------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00       12       6,277,079      8.58       523,733   4.566     736     62.79        360        359        1
------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00       15       7,604,921     10.40       507,383   4.574     703     68.15        360        359        1
------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00       21      11,406,136     15.59       543,745   4.533     728     73.80        360        359        1
------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00       73      35,144,033     48.04       481,868   4.505     732     79.52        358        357        1
------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00        2         723,599      0.99       362,250   4.812     763     88.39        360        359        1
------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00        1         409,961      0.56       410,400   5.625     756     95.00        360        359        1
------------------------------------------------------------------------------------------------------------------------
Total:             146     $73,153,836    100.00%     $501,733   4.523%    728     70.35%       358        357        1
------------------------------------------------------------------------------------------------------------------------

W.A.: 70.35%
Lowest: 22.00%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

-------------------------------------------------------------------------------------------------------------------
                                     Percent
            Number     Aggregate     of Loans    Average                                  W.A.        W.A.
              of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Original   Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Term         Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------
120             1     $   386,086      0.53%     $388,622   4.750%    744     42.47%       120        119        1
-------------------------------------------------------------------------------------------------------------------
180             1         488,000      0.67       488,000   3.750     759     80.00        180        180        0
-------------------------------------------------------------------------------------------------------------------
360           144      72,279,750     98.81       502,613   4.527     728     70.43        360        359        1
-------------------------------------------------------------------------------------------------------------------
Total:        146     $73,153,836    100.00%     $501,733   4.523%    728     70.35%       358        357        1
-------------------------------------------------------------------------------------------------------------------

W.A.: 357.5 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[LOGO] Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-L
$446,891,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2 and 3-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

December 8, 2003

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

                                                                         Expected
                                                    Est.   Est. Prin.   Maturity to              Expected
           Approx.                                  WAL      Window      Roll @ 25    Delay       Ratings
Class     Size/(2)/    Interest - Principal Type   (yrs)     (mos)          CPR        Days   (Fitch/Moody's)
-----   ------------   -------------------------   -----   ----------   -----------   -----   ---------------
Offered Certificates
--------------------
1-A-1   $ 70,849,000   Variable - Pass-thru/(3)/    1.93     1 - 35       11/25/06      24       AAA /Aaa
2-A-1    200,000,000   Variable - Pass-thru/(4)/    2.56     1 - 59       11/25/08      24       AAA /Aaa
2-A-2    151,656,000   Variable - Pass-thru/(4)/    2.56     1 - 59       11/25/08      24       AAA /Aaa
3-A-1     24,386,000   Variable - Pass-thru/(5)/    2.87     1 - 83       11/25/10      24       AAA /Aaa

Not Offered Hereunder
---------------------
  B-1   $  6,692,000                                                                                 N.A.
  B-2      2,999,000                                                                                 N.A.
  B-3      1,846,000                                                                                 N.A.
  B-4      1,154,000                                                                                 N.A.
  B-5        692,000                                                                                 N.A.
  B-6      1,153,693                                                                                 N.A.
1-A-R            100                                                                                 N.A.
  SES            TBD          Interest Only/(6)/                                                     N.A.
 1-IO            TBD        Fixed -Interest Only                                                     N.A.
 2-IO            TBD        Fixed -Interest Only                                                     N.A.
 3-IO            TBD        Fixed -Interest Only                                                     N.A.
-------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2006, November 2008 and November 2010, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to December 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to December 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after December 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date occurring prior to December 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(6) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 and Group 3 at a rate equal to [0.200]% per annum.

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

                                                   Est.    Est. Prin.      Expected                Expected
          Approx.                                  WAL      Window          Final       Delay       Ratings
Class     Size/(2)/    Interest - Principal Type   (yrs)     (mos)      Maturity/(2)/    Days   (Fitch/Moody's)
-----   ------------   -------------------------   -----   ----------   -------------   -----   ---------------
Offered Certificates
--------------------
1-A-1   $ 70,849,000   Variable - Pass-thru/(3)/    3.21     1 - 360      12/25/33        24       AAA /Aaa
2-A-1    200,000,000   Variable - Pass-thru/(4)/    3.26     1 - 360      12/25/33        24       AAA /Aaa
2-A-2    151,656,000   Variable - Pass-thru/(4)/    3.26     1 - 360      12/25/33        24       AAA /Aaa
3-A-1     24,386,000   Variable - Pass-thru/(5)/    3.23     1 - 360      12/25/33        24       AAA /Aaa
---------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to December 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to December 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after December 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date occurring prior to December 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after December 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                  Banc of America Mortgage Securities, Inc.
                              Mortgage Pass-Through Certificates, Series 2003-L

Lead Manager (Book Runner):   Banc of America Securities LLC

Co-Managers:                  Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:          Bank of America, N.A.

Trustee:                      Wells Fargo Bank Minnesota, N.A.

Transaction Size:             $461,427,794

Securities Offered:           $70,849,000 Class 1-A-1 Certificates

                              $200,000,000 Class 2-A-1 Certificates

                              $151,656,000 Class 2-A-2 Certificates

                              $24,386,000 Class 3-A-1 Certificates

Group 1 Collateral:           3/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 29.76% of the Group 2
                              Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 1.35% of the Group
                              2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:           7/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:              Moody's Investor Service, Inc. and Fitch Ratings
                              (Class A Certificates) and Fitch Ratings
                              (Subordinate Certificates except for the Class B-6
                              Certificates).

Expected Pricing Date:        Week of December 8, 2003

Expected Closing Date:        December 23, 2003

Collection Period:            The calendar month preceding the current
                              Distribution Date
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Distribution Date:            25th of each month, or the next succeeding
                              business day (First Payment Date: January 26,
                              2004)

Cut-Off Date:                 December 1, 2003

Class A Certificates:         Class 1-A-1, 1-A-R, 2-A-1, 2-A-2 and 3-A-1
                              Certificates (the "Class A Certificates").

Subordinate Certificates:     Class B-1, B-2, B-3, B-4, B-5, and B-6
                              Certificates (the "Class B Certificates"). The
                              Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:       Class 1-A-1 and 1-A-R

Group 2-A Certificates:       Class 2-A-1 and 2-A-2

Group 3-A Certificates:       Class 3-A-1

Day Count:                    30/360

Group 1, Group 2 and          25% CPR
Group 3 Prepayment Speed:

Clearing:                     DTC, Clearstream and Euroclear

                              Original Certificate      Minimum       Incremental
Denominations:                        Form           Denominations   Denominations
---------------------------   --------------------   -------------   -------------
Class 1-A-1, 2-A-1, 2-A-2          Book Entry            $1,000           $1
   and 3-A-1 Offered
   Certificates

SMMEA Eligibility:            The Class A Certificates and the Class B-1
                              Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:            All of the Offered Certificates are expected to be
                              ERISA eligible.

Tax Structure:                REMIC

Optional Clean-up Call:       Any Distribution Date on or after which the
                              Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal
                              Balance as of the Cut-Off Date ("Cut-Off Date Pool
                              Principal Balance").

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Distribution:       Principal will be allocated to the certificates
                              according to the Priority of Distributions: The
                              Group 1 Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2 Senior Principal Distribution
                              Amount will generally be allocated to the Group
                              2-A Certificates pro-rata until their class balances have been reduced to zero. The Group 3
                              Senior Principal Distribution Amount will generally be allocated to the Group 3-A
                              Certificates pro-rata until their class balances have been reduced to zero. The Subordinate
                              Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class
                              A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:             Interest will accrue each class of Certificates
                              during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Interest
                              Accrual Period"). The initial Interest Accrual
                              Period will be deemed to have commenced on December 1, 2003. Interest which accrues on such class of Certificates during an Interest Accrual
                              Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest
                              Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Administrative Fee:           The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                              Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The
                              Trustee Fee Rate will be [0.0055%] per annum. The
                              Servicing Fee Rate for all Loan Groups will be the equal to [0.050%] per annum with respect to any Mortgage Loan.

Compensating Interest:        The aggregate servicing compensation payable to
                              the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date, the
                              excess of its mortgage interest rate over the sum of (i) the Administrative Fee Rate and (ii) the pass-through rate of the Class SES Component in the related Group.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Distribution Amount:     The Pool Distribution Amount for each Loan Group
                              with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                              Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related
                              Collection Period (in each case, net of
                              unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan
                              Group corresponding to the related Collection
                              Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage
                              Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                              Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:            The Senior Percentage for a Loan Group on any
                              Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for
                              any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment        The Subordinate Prepayment Percentage for a Loan
Percentage:                   Group for any Distribution Date will equal 100%
                              minus the Senior Prepayment Percentage for such Loan Group for such date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1, Group 2 and Group    For the following Distribution Dates, will be as
3 Senior Prepayment           follows:
Percentage:

                              Distribution Date                    Senior Prepayment  Percentage
                              -----------------                    -----------------------------
                              January 2004 through December 2010   100%;
                              January 2011 through December 2011   the applicable  Senior Percentage plus, 70% of the
                                                                   applicable Subordinate Percentage;
                              January 2012 through December 2012   the applicable  Senior Percentage plus, 60% of the
                                                                   applicable Subordinate Percentage;
                              January 2013 through December 2013   the applicable  Senior Percentage plus, 40% of the
                                                                   applicable Subordinate Percentage;
                              January 2014 through December 2014   the applicable  Senior Percentage plus, 20% of the
                                                                   applicable Subordinate Percentage;
                              January 2015 and thereafter          the applicable Senior Percentage;

                              provided, however,

                              (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                              (ii) if for each Group of Certificates on any
                                   Distribution Date prior to the January 2007
                                   Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                              (iii) if for each Group of Certificates on or
                                   after the January 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Amount:             The Principal Amount for any Distribution Date and
                              any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan
                              Group on the related Due Date), (b) the Stated
                              Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage
                              Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage
                              Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal              The Senior Principal Distribution Amount for a
Distribution Amount:          Loan Group for any Distribution Date will equal
                              the sum of (i) the Senior Percentage for such Loan
                              Group of all amounts described in clauses (a) through (d) of the definition of "Principal
                              Amount" for such Loan Group and such Distribution
                              Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan
                              Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal         The Subordinate Principal Distribution Amount for
Distribution Amount:          a Loan Group for any Distribution Date will equal
                              the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and
                              (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                             ----------------------
                                     Class A
                             Credit Support (3.15%)
                             ----------------------
                                    Class B-1
                             Credit Support (1.70%)
                             ----------------------
                                    Class B-2
                             Credit Support (1.05%)
Priority of                  ----------------------                Order of
Payment          [GRAPHIC]          Class B-3         [GARPHIC]       Loss
                             Credit Support (0.65%)                Allocation
                             ----------------------
                                    Class B-4
                             Credit Support (0.40%)
                             ----------------------
                                    Class B-5
                             Credit Support (0.25%)
                             ----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             ----------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions

  ----------------------------------------------------------------------------
                              First, to the Trustee
  ----------------------------------------------------------------------------

                                    [GRAPHIC]

  ----------------------------------------------------------------------------
  Second, to the Class SES, 1-IO, 2-IO, and 3-IO Certificates to pay Interest;
  ----------------------------------------------------------------------------

                                    [GRAPHIC]

  ----------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
  ----------------------------------------------------------------------------

                                    [GRAPHIC]

  ----------------------------------------------------------------------------
                   Fourth, to the Class A Certificates of each
                             Group to pay Principal.
  ----------------------------------------------------------------------------

                                    [GRAPHIC]

  ----------------------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
             Certificates to pay Interest and Principal in the order
              of numerical class designations, beginning with Class
             B-1 Certificates, until each class balance is zero; and
  ----------------------------------------------------------------------------

                                    [GRAPHIC]

  ----------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
  ----------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Wildfires in California May Affect Holders of the Offered Certificates
--------------------------------------------------------------------------------
On October 27, 2003, as a result of wildfires in California, Los Angeles, San Bernardino, San Diego, and Ventura Counties were declared federal disaster areas eligible for federal disaster assistance.

Under the Pooling and Servicing Agreement, the Depositor will represent that, as of the Closing Date, each Mortgage Loan is undamaged by fire so as not to affect adversely the value of the mortgaged property as security for the Mortgage Loan or the use for which the premises were intended. In the event of a breach of such representation with respect to a mortgaged property which materially and adversely affects the interests of Certificateholders in the related Mortgage Loan, the Depositor will make reasonable attempts to substitute for such Mortgage Loan to the extent a substitute Mortgage Loan meeting the requirements of the pooling agreement is available to it from Bank of America, N.A.'s portfolio, and if unable to substitute, the Depositor will be obligated to repurchase such Mortgage Loan. Any such repurchases will have the same effect as prepayments of the affected Mortgage Loans.

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll/(1)/

1-A-1
----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%        25%         30%       40%         50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                      3.178       3.164     3.156      3.147       3.137     3.112       3.082
   Average Life (Years)                 2.651       2.275     2.100      1.934       1.778     1.491       1.236
   Modified Duration                    2.499       2.150     1.988      1.834       1.689     1.422       1.183
   First Principal Payment Date        01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
   Last Principal Payment Date         11/25/06   11/25/06   11/25/06   11/25/06   11/25/06   11/25/06   11/25/06
   Principal Payment Window (Months)      35         35         35         35         35         35         35

2-A-1
----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%        25%         30%       40%         50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                      4.007       3.988     3.976      3.963       3.948     3.913       3.868
   Average Life (Years)                 4.227       3.286     2.900      2.559       2.257     1.757       1.369
   Modified Duration                    3.787       2.973     2.637      2.339       2.074     1.632       1.285
   First Principal Payment Date        01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
   Last Principal Payment Date         11/25/08   11/25/08   11/25/08   11/25/08   11/25/08   11/25/08   11/25/08
   Principal Payment Window (Months)      59         59         59         59         59         59         59

2-A-2
----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%        25%         30%       40%         50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-16                      4.164       4.107     4.073      4.035       3.992     3.890       3.760
   Average Life (Years)                 4.227       3.286     2.900      2.559       2.257     1.757       1.369
   Modified Duration                    3.763       2.960     2.627      2.332       2.070     1.631       1.287
   First Principal Payment Date        01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
   Last Principal Payment Date         11/25/08   11/25/08   11/25/08   11/25/08   11/25/08   11/25/08   11/25/08
   Principal Payment Window (Months)      59         59         59         59         59         59         59

3-A-1
----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%        25%         30%       40%         50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                      4.473       4.449     4.435      4.419       4.401     4.358       4.305
   Average Life (Years)                 5.519       3.940     3.357      2.869       2.461     1.836       1.394
   Modified Duration                    4.712       3.433     2.954      2.550       2.209     1.678       1.294
   First Principal Payment Date        01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
   Last Principal Payment Date         11/25/10   11/25/10   11/25/10   11/25/10   11/25/10   11/25/10   11/25/10
   Principal Payment Window (Months)      83         83         83         83         83         83         83

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2006, November 2008 and November 2010, respectively.

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%        25%         30%       40%         50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                      3.379       3.321     3.292      3.263       3.235     3.180       3.124
   Average Life (Years)                 10.793      5.239     4.021      3.206       2.628     1.873       1.398
   Modified Duration                    8.249       4.448     3.523      2.873       2.396     1.747       1.324
   First Principal Payment Date        01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
   Last Principal Payment Date         10/25/33   10/25/33   10/25/33   10/25/33   10/25/33   10/25/33   10/25/33
   Principal Payment Window (Months)     358         358       358        358         358       358         358

2-A-1
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%        25%         30%       40%         50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                      3.786       3.861     3.884      3.898       3.904     3.895       3.862
   Average Life (Years)                 11.126      5.357     4.099      3.259       2.666     1.892       1.409
   Modified Duration                    8.116       4.383     3.477      2.841       2.372     1.733       1.315
   First Principal Payment Date        01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
   Last Principal Payment Date         12/25/33   12/25/33   12/25/33   12/25/33   12/25/33   12/25/33   12/25/33
   Principal Payment Window (Months)     360         360       360        360         360       360         360

2-A-2
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%        25%         30%       40%         50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-16                      3.860       3.943     3.958      3.958       3.943     3.873       3.756
   Average Life (Years)                 11.126      5.357     4.099      3.259       2.666     1.892       1.409
   Modified Duration                    8.014       4.347     3.455      2.828       2.365     1.732       1.317
   First Principal Payment Date        01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
   Last Principal Payment Date         12/25/33   12/25/33   12/25/33   12/25/33   12/25/33   12/25/33   12/25/33
   Principal Payment Window (Months)     360         360       360        360         360       360         360

3-A-1
-----------------------------------------------------------------------------------------------------------------
   CPR                                    5%         15%       20%        25%         30%       40%         50%
-----------------------------------------------------------------------------------------------------------------
   Yield at 100-00                      4.125       4.284     4.327      4.351       4.360     4.345       4.302
   Average Life (Years)                 11.032      5.312     4.066      3.235       2.648     1.882       1.403
   Modified Duration                    7.764       4.244     3.384      2.777       2.327     1.708       1.301
   First Principal Payment Date        01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
   Last Principal Payment Date         12/25/33   12/25/33   12/25/33   12/25/33   12/25/33   12/25/33   12/25/33
   Principal Payment Window (Months)     360         360       360        360         360       360         360

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ---------------------
Total Outstanding Loan Balance                        $73,153,836
Total Number of Loans                                         146
Average Loan Principal Balance                        $   501,054        $329,647 to $998,591
WA Gross Coupon                                             4.523%            3.250% to 6.875%
WA FICO                                                       728                  625 to 820
WA Original Term (mos.)                                       358                  120 to 360
WA Remaining Term (mos.)                                      357                  119 to 360
WA OLTV                                                     70.35%            22.00% to 95.00%
WA Months to First Rate Adjustment Date                 35 months             34 to 36 months
Gross Margin                                                2.250%
WA Rate Ceiling                                            10.523%           9.250% to 12.875%

Geographic Concentration of Mortgaged                 CA   61.02%
Properties (Top 5 States) based on the Aggregate      IL    6.00%
Stated Principal Balance                              FL    5.99%
                                                      MA    3.33%
                                                      MD    3.18%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
      Occupancy                 Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
Primary Residence                135       $67,888,442.21         92.80%
Second Home                        9         4,044,408.67          5.53
Investor Property                  2         1,220,984.91          1.67
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
      Property Type             Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
Single Family Residence          105       $52,157,531.08         71.30%
PUD-Detached                      23        12,353,066.72         16.89
Condominium                       11         4,923,112.93          6.73
2-Family                           3         1,470,700.06          2.01
PUD-Attached                       2         1,025,699.51          1.40
Townhouse                          1           663,725.49          0.91
3-Family                           1           560,000.00          0.77
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
      Purpose                   Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
Purchase                          64       $31,319,921.64         42.81%
Refinance-Rate/Term               60        31,117,914.34         42.54
Refinance-Cashout                 22        10,715,999.81         14.65
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
      Geographic Area           Loans       Cut-Off Date        Balance
---------------------------------------------------------------------------
California                        91       $44,639,189.61         61.02%
Illinois                           9         4,390,641.95          6.00
Florida                            7         4,383,355.93          5.99
Massachusetts                      5         2,433,662.32          3.33
Maryland                           4         2,323,042.99          3.18
Texas                              4         2,053,962.24          2.81
Colorado                           4         2,020,420.33          2.76
Wisconsin                          3         1,855,285.35          2.54
North Carolina                     3         1,739,163.38          2.38
Washington                         2           962,599.14          1.32
Oregon                             1           598,211.20          0.82
Nevada                             1           560,244.31          0.77
Virginia                           1           531,559.57          0.73
Pennsylvania                       1           494,302.54          0.68
New Mexico                         1           482,349.39          0.66
Michigan                           1           467,369.59          0.64
Tennessee                          1           460,000.00          0.63
Indiana                            1           442,000.00          0.60
Missouri                           1           409,961.25          0.56
South Carolina                     1           401,083.04          0.55
New Jersey                         1           399,200.00          0.55
Vermont                            1           398,674.31          0.54
New Hampshire                      1           359,557.35          0.49
Georgia                            1           348,000.00          0.48
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

(1) As of the Cut-Off Date, no more than approximately 2.92% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

---------------------------------------------------------------------------
                                                                  % of
                                                              Cut-Off Date
                                             Aggregate       Pool Principal
                              Number Of   Stated Principal   Balance of the
    California State          Mortgage      Balance as of      California
      Distribution              Loans       Cut-Off Date     Mortgage Loans
---------------------------------------------------------------------------
Northern California               66       $32,790,827.55         73.46%
Southern California               25        11,848,362.06         26.54
---------------------------------------------------------------------------
Total:                            91       $44,639,189.61        100.00%
===========================================================================

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
   Current Mortgage Loan       Mortgage     Balance as of    Pool Principal
        Balances ($)            Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
300,000.01 - 350,000.00            8       $ 2,719,092.77          3.72%
350,000.01 - 400,000.00           34        12,836,668.59         17.55
400,000.01 - 450,000.00           18         7,650,271.58         10.46
450,000.01 - 500,000.00           23        10,908,477.02         14.91
500,000.01 - 550,000.00           17         8,968,458.68         12.26
550,000.01 - 600,000.00           22        12,704,783.57         17.37
600,000.01 - 650,000.00           11         6,875,064.80          9.40
650,000.01 - 700,000.00            4         2,694,848.77          3.68
700,000.01 - 750,000.00            1           742,065.20          1.01
750,000.01 - 800,000.00            1           770,960.09          1.05
800,000.01 - 850,000.00            3         2,507,761.32          3.43
850,000.01 - 900,000.00            1           900,000.00          1.23
900,000.01 - 950,000.00            1           923,862.63          1.26
950,000.01 - 1,000,000.00          2         1,951,520.77          2.67
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $501,054.

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
   Original Loan-To-Value      Mortgage     Balance as of    Pool Principal
         Ratios (%)             Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
20.01 - 25.00                      3       $ 1,573,626.03          2.15%
25.01 - 30.00                      2           779,597.30          1.07
35.01 - 40.00                      4         2,095,317.25          2.86
40.01 - 45.00                      2         1,339,015.45          1.83
45.01 - 50.00                      4         2,548,184.22          3.48
50.01 - 55.00                      5         2,380,017.22          3.25
55.01 - 60.00                      2           872,349.39          1.19
60.01 - 65.00                     12         6,277,078.77          8.58
65.01 - 70.00                     15         7,604,920.85         10.40
70.01 - 75.00                     21        11,406,136.37         15.59
75.01 - 80.00                     73        35,144,032.94         48.04
85.01 - 90.00                      2           723,598.75          0.99
90.01 - 95.00                      1           409,961.25          0.56
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 70.35%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                               Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)     Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
3.001 - 3.250                      1       $   383,328.87          0.52%
3.501 - 3.750                      3         1,659,225.99          2.27
3.751 - 4.000                     16         8,551,121.20         11.69
4.001 - 4.250                     22        11,143,866.07         15.23
4.251 - 4.500                     37        18,055,650.87         24.68
4.501 - 4.750                     32        16,598,115.13         22.69
4.751 - 5.000                     24        12,233,122.78         16.72
5.001 - 5.250                      6         2,477,093.81          3.39
5.251 - 5.500                      2           727,702.61          0.99
5.501 - 5.750                      2           739,608.46          1.01
6.751 - 7.000                      1           585,000.00          0.80
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.523% per annum.

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 1 Mortgage Loans

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                               Mortgage     Balance as of    Pool Principal
      Gross Margin (%)          Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
2.250                            146       $73,153,835.79        100.00%
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

                Rate Ceilings of the Group 1 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                               Mortgage     Balance as of    Pool Principal
     Rate Ceilings (%)          Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
 9.001 - 10.000                   20       $10,593,676.06         14.48%
10.001 - 11.000                  115        58,030,754.85         79.33
11.001 - 12.000                   10         3,944,404.88          5.39
12.001 - 13.000                    1           585,000.00          0.80
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.523% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                               Mortgage     Balance as of    Pool Principal
 First Rate Adjustment Date     Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
October 1, 2006                    3       $ 1,501,856.23          2.05%
November 1, 2006                 101        50,830,047.31          69.48
December 1, 2006                  42        20,821,932.25          28.46
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 1 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Remaining Term (Months)         Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
101 - 120                          1       $   386,085.68          0.53%
161 - 180                          1           488,000.00          0.67
341 - 360                        144        72,279,750.11         98.81
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 357 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Remaining Term (Months)         Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
801 - 850                          2       $ 1,021,570.07          1.40%
751 - 800                         51        25,594,291.56         34.99
701 - 750                         52        25,913,765.18         35.42
651 - 700                         30        15,313,180.83         20.93
601 - 650                         11         5,311,028.15          7.26
---------------------------------------------------------------------------
Total:                           146       $73,153,835.79        100.00%
===========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 29.76% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.35% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                        $363,094,273
Total Number of Loans                                          692
Average Loan Principal Balance                        $    524,703      $322,710 to $1,250,000
WA Gross Coupon                                              4.789%            3.500% to 6.250%
WA FICO                                                        735                  623 to 810
WA Original Term (mos.)                                        359                  120 to 360
WA Remaining Term (mos.)                                       358                  120 to 360
WA OLTV                                                      70.56%            13.64% to 95.00%
WA Months to First Rate Adjustment Date                  59 months             53 to 60 months
Gross Margin                                                 2.250%
WA Rate Ceiling                                              9.789%           8.500% to 11.250%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   64.87%
Properties (Top 5 States) based on the Aggregate   FL    4.03%
Stated Principal Balance                           MD    3.26%
                                                   TX    2.60%
                                                   NV    2.57%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Occupancy                       Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
Primary Residence                639       $337,075,110.64        92.83%
Second Home                       46         23,067,409.71         6.35
Investor Property                  7          2,951,752.64         0.81
---------------------------------------------------------------------------
Total:                           692       $363,094,272.99       100.00%
===========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Property Type                   Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
Single Family Residence          451       $238,212,406.18        65.61%
PUD-Detached                     157         83,843,418.44        23.09
Condominium                       60         28,117,359.25         7.74
2-Family                           9          5,644,693.68         1.55
PUD-Attached                      11          4,939,948.33         1.36
3-Family                           2          1,210,069.30         0.33
4-Family                           1            749,077.81         0.21
Cooperative                        1            377,300.00         0.10
---------------------------------------------------------------------------
Total:                           692       $363,094,272.99       100.00%
===========================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Purpose                         Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
Purchase                         371       $192,846,626.36        53.11%
Refinance-Rate/Term              235        126,501,675.48        34.84
Refinance-Cashout                 86         43,745,971.15        12.05
---------------------------------------------------------------------------
Total:                           692       $363,094,272.99       100.00%
===========================================================================

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

       Geographical Distribution of the Mortgage Properties of the Group 2
                              Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Geographic Area                 Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
California                       438       $235,540,629.35        64.87%
Florida                           29         14,625,769.56         4.03
Maryland                          23         11,835,967.29         3.26
Texas                             19          9,436,326.86         2.60
Nevada                            18          9,340,062.48         2.57
Virginia                          17          8,510,647.66         2.34
Colorado                          15          8,370,416.94         2.31
Illinois                          17          7,904,799.98         2.18
North Carolina                    14          6,819,272.64         1.88
District of Columbia              13          6,617,751.07         1.82
Georgia                           11          4,838,838.29         1.33
Washington                        10          4,781,772.07         1.32
Massachusetts                      7          4,142,973.92         1.14
South Carolina                     9          3,603,835.16         0.99
New York                           6          3,254,058.55         0.90
Minnesota                          6          2,646,445.49         0.73
Missouri                           5          2,368,852.32         0.65
Tennessee                          2          1,760,400.00         0.48
Arizona                            3          1,635,639.56         0.45
Connecticut                        2          1,369,394.85         0.38
New Mexico                         3          1,365,725.17         0.38
Ohio                               3          1,239,023.36         0.34
Rhode Island                       2          1,139,636.51         0.31
Oregon                             2          1,125,000.00         0.31
New Hampshire                      1          1,105,000.00         0.30
Oklahoma                           2          1,064,992.46         0.29
Kansas                             3          1,059,175.51         0.29
Wisconsin                          2            916,477.42         0.25
Arkansas                           1            740,000.00         0.20
Pennsylvania                       1            590,500.00         0.16
Idaho                              1            519,675.00         0.14
Wyoming                            1            500,000.00         0.14
Kentucky                           1            447,613.52         0.12
Utah                               1            404,000.00         0.11
Vermont                            1            400,000.00         0.11
Delaware                           1            372,000.00         0.10
Indiana                            1            360,000.00         0.10
Hawaii                             1            341,600.00         0.09
---------------------------------------------------------------------------
Total:                           692       $363,094,272.99       100.00%
===========================================================================

(1) As of the Cut-Off Date, no more than approximately 1.12% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

---------------------------------------------------------------------------
                                                                 % of
                                                              Cut-Off Date
                                              Aggregate      Pool Principal
                              Number Of   Stated Principal   Balance of the
California State               Mortgage     Balance as of      California
Distribution                    Loans       Cut-Off Date     Mortgage Loans
---------------------------------------------------------------------------
Northern California              261       $139,100,644.34        59.06%
Southern California              177         96,439,985.01        40.94
---------------------------------------------------------------------------
Total:                           438       $235,540,629.35       100.00%
===========================================================================

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan          Mortgage     Balance as of    Pool Principal
Principal Balances ($)          Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
300,000.01 - 350,000.00           53       $ 17,998,528.58         4.96%
350,000.01 - 400,000.00          131         49,598,431.02        13.66
400,000.01 - 450,000.00          119         50,791,044.56        13.99
450,000.01 - 500,000.00          103         49,398,150.80        13.60
500,000.01 - 550,000.00           72         37,769,199.04        10.40
550,000.01 - 600,000.00           57         32,930,530.12         9.07
600,000.01 - 650,000.00           38         23,978,333.27         6.60
650,000.01 - 700,000.00           15         10,235,651.17         2.82
700,000.01 - 750,000.00           38         27,848,883.38         7.67
750,000.01 - 800,000.00           15         11,725,280.93         3.23
800,000.01 - 850,000.00            6          4,993,278.81         1.38
850,000.01 - 900,000.00            7          6,193,322.71         1.71
900,000.01 - 950,000.00            7          6,517,317.10         1.79
950,000.01 - 1,000,000.00         19         18,946,143.31         5.22
1,000,000.01 - 1,500,000.00       12         14,170,178.19         3.90
---------------------------------------------------------------------------
Total:                           692       $363,094,272.99       100.00%
===========================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $524,703.

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value         Mortgage     Balance as of    Pool Principal
Ratios (%)                      Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
10.01 - 15.00                      1       $    749,056.39         0.21%
15.01 - 20.00                      1            600,000.00         0.17
20.01 - 25.00                      3          1,259,327.90         0.35
25.01 - 30.00                      2            822,710.00         0.23
30.01 - 35.00                      7          4,525,867.37         1.25
35.01 - 40.00                      4          3,155,461.38         0.87
40.01 - 45.00                     20         11,369,796.71         3.13
45.01 - 50.00                     23         16,553,761.81         4.56
50.01 - 55.00                     25         11,982,254.57         3.30
55.01 - 60.00                     30         16,785,125.13         4.62
60.01 - 65.00                     48         27,040,465.76         7.45
65.01 - 70.00                     68         40,224,108.37        11.08
70.01 - 75.00                     76         41,209,124.90        11.35
75.01 - 80.00                    363        177,777,604.13        48.96
80.01 - 85.00                      2            981,795.31         0.27
85.01 - 90.00                     14          6,295,737.33         1.73
90.01 - 95.00                      5          1,762,075.93         0.49
---------------------------------------------------------------------------
Total:                           692       $363,094,272.99       100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 70.56%.

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                               Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)     Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
3.251 - 3.500                      4       $  1,705,928.90         0.47%
3.501 - 3.750                      5          2,910,932.47         0.80
3.751 - 4.000                     24         13,088,075.39         3.60
4.001 - 4.250                     42         23,539,684.29         6.48
4.251 - 4.500                    129         68,062,746.68        18.75
4.501 - 4.750                    157         82,519,038.10        22.73
4.751 - 5.000                    184         94,985,541.36        26.16
5.001 - 5.250                     63         33,254,912.28         9.16
5.251 - 5.500                     45         24,612,067.05         6.78
5.501 - 5.750                     25         11,503,525.29         3.17
5.751 - 6.000                     11          5,477,821.18         1.51
6.001 - 6.250                      3          1,434,000.00         0.39
---------------------------------------------------------------------------
Total:                           692       $363,094,272.99       100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.789% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                               Mortgage     Balance as of    Pool Principal
Gross Margin (%)                Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
2.250                            692       $363,094,272.99       100.00%
---------------------------------------------------------------------------
Total:                           692       $363,094,272.99       100.00%
===========================================================================

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 2 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage     Balance as of     Pool Principal
   Rate Ceilings (%)            Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
8.001 - 9.000                     33       $ 17,704,936.76         4.88%
9.001 - 10.000                   512        269,107,010.43        74.11
10.001 - 11.000                  144         74,848,325.80        20.61
11.001 - 12.000                    3          1,434,000.00         0.39
---------------------------------------------------------------------------
Total:                           692       $363,094,272.99       100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.789% per annum.

          First Rate Adjustment Date of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                              Number of   Statistical Principal    Cut-Off Date
                              Mortgage        Balance as of       Pool Principal
First Rate Adjustment Date      Loans         Cut-Off Date            Balance
--------------------------------------------------------------------------------
May 1, 2008                        1         $    574,595.31            0.16%
July 1, 2008                       1              500,000.00            0.14
August 1, 2008                     1              592,591.76            0.16
September 1, 2008                  4            1,948,811.21            0.54
October 1, 2008                    7            3,721,640.07            1.02
November 1, 2008                 483          252,211,455.39           69.46
December 1, 2008                 195          103,545,179.25           28.52
--------------------------------------------------------------------------------
Total:                           692         $363,094,272.99          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 2 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage     Balance as of     Pool Principal
Remaining Term (Months)         Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
101 - 120                          1       $    405,572.00         0.11%
161 - 180                          3          1,350,791.03         0.37
341 - 360                        688        361,337,909.96        99.52
---------------------------------------------------------------------------
Total:                           692       $363,094,272.99       100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage     Balance as of     Pool Principal
     Credit Scores              Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
801 - 850                         10       $  4,948,158.49         1.36%
751 - 800                        280        149,206,014.40        41.09
701 - 750                        251        134,151,161.40        36.95
651 - 700                        118         58,305,553.52        16.06
601 - 650                         32         16,084,214.31         4.43
Not Scored                         1            399,170.87         0.11
---------------------------------------------------------------------------
Total:                           692       $363,094,272.99       100.00%
===========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ---------------------
Total Outstanding Loan Balance                         $25,179,685
Total Number of Loans                                           48
Average Loan Principal Balance                         $   524,577       $361,694 to $900,000
WA Gross Coupon                                              5.290%           3.625% to 6.500%
WA FICO                                                        727                 627 to 805
WA Original Term (mos.)                                        360
WA Remaining Term (mos.)                                       359          358 to 360 months
WA OLTV                                                      69.32%           41.03% to 90.00%
WA Months to First Adjustment Date                              83            82 to 84 months
Gross Margin                                                 2.250%
WA Rate Ceiling                                             10.290%          8.625% to 11.500%
Geographic Concentration of Mortgaged                  CA    55.38%
Properties (Top 5 States) based on the Aggregate       TX     8.37%
Stated Principal Balance                               MD     7.64%
                                                       DC     4.57%
                                                       FL     3.43%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

     Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage     Balance as of     Pool Principal
Occupancy                       Loans       Cut-Off Date        Balance
---------------------------------------------------------------------------
Primary Residence                44        $23,177,808.00         92.05%
Second Home                       3          1,517,877.15          6.03
Investor Property                 1            484,000.00          1.92
---------------------------------------------------------------------------
Total:                           48        $25,179,685.15        100.00%
===========================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage     Balance as of     Pool Principal
Property Types                  Loans       Cut-Off Date        Balance
---------------------------------------------------------------------------
Single Family Residence          32        $17,070,736.80         67.80%
PUD-Detached                      9          4,446,639.68         17.66
Condominium                       5          2,626,997.45         10.43
2-Family                          1            635,700.00          2.52
Cooperative                       1            399,611.22          1.59
---------------------------------------------------------------------------
Total:                           48        $25,179,685.15        100.00%
===========================================================================

           Mortgage Loan Purpose of the Group 3 Mortgage Loans

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage     Balance as of     Pool Principal
Purpose                         Loans       Cut-Off Date        Balance
---------------------------------------------------------------------------
Purchase                         26        $13,438,655.60         53.37%
Refinance-Rate/Term              16          8,848,284.51         35.14
Refinance-Cashout                 6          2,892,745.04         11.49
---------------------------------------------------------------------------
Total:                           48        $25,179,685.15        100.00%
===========================================================================

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

  Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage
                                  Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
                              Mortgage     Balance as of     Pool Principal
Geographic Area                 Loans      Cut-Off Date         Balance
---------------------------------------------------------------------------
California                       27        $13,944,921.76         55.38%
Texas                             4          2,107,566.72          8.37
Maryland                          3          1,923,576.69          7.64
District of Columbia              2          1,149,465.62          4.57
Florida                           2            863,574.18          3.43
Massachusetts                     1            814,400.00          3.23
Nevada                            1            679,290.03          2.70
Oregon                            1            636,000.00          2.53
Colorado                          1            569,860.73          2.26
North Carolina                    1            547,371.42          2.17
New York                          1            399,611.22          1.59
Utah                              1            397,887.16          1.58
South Carolina                    1            389,602.38          1.55
Georgia                           1            385,557.24          1.53
Connecticut                       1            371,000.00          1.47
---------------------------------------------------------------------------
Total:                           48        $25,179,685.15        100.00%
===========================================================================

(1) As of the Cut-Off Date, no more than approximately 5.75% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

    California State Distribution of the Mortgaged Properties of the Group 3
                                 Mortgage Loans

---------------------------------------------------------------------------
                                                                 % of
                                                              Cut-Off Date
                                             Aggregate       Pool Principal
                              Number Of   Stated Principal   Balance of the
California State               Mortgage     Balance as of      California
  Distribution                  Loans      Cut-Off Date      Mortgage Loans
---------------------------------------------------------------------------
Northern California              19        $ 9,888,333.37        70.91%
Southern California               8          4,056,588.39        29.09
---------------------------------------------------------------------------
Total:                           27        $13,944,921.76       100.00%
===========================================================================

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
Principal Balances ($)          Loans      Cut-Off Date         Balance
---------------------------------------------------------------------------
350,000.01 - 400,000.00          13        $ 4,995,437.69         19.84%
400,000.01 - 450,000.00           5          2,131,660.87          8.47
450,000.01 - 500,000.00           9          4,253,308.78         16.89
500,000.01 - 550,000.00           4          2,117,190.31          8.41
550,000.01 - 600,000.00           2          1,120,320.73          4.45
600,000.01 - 650,000.00           8          5,039,678.99         20.01
650,000.01 - 700,000.00           2          1,379,290.03          5.48
700,000.01 - 750,000.00           1            750,000.00          2.98
750,000.01 - 800,000.00           1            779,204.75          3.09
800,000.01 - 850,000.00           1            814,400.00          3.23
850,000.01 - 900,000.00           2          1,799,193.00          7.15
---------------------------------------------------------------------------
Total:                           48        $25,179,685.15        100.00%
===========================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $524,577.

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value         Mortgage     Balance as of    Pool Principal
Ratios (%)                      Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
40.01 - 45.00                     3        $ 1,171,033.49         4.65%
45.01 - 50.00                     4          1,869,464.16         7.42
50.01 - 55.00                     3          1,719,860.73         6.83
55.01 - 60.00                     1            371,000.00         1.47
60.01 - 65.00                     6          3,389,515.16        13.46
65.01 - 70.00                     4          2,010,368.46         7.98
70.01 - 75.00                     6          3,617,837.85        14.37
75.01 - 80.00                    20         10,596,041.46        42.08
85.01 - 90.00                     1            434,563.84         1.73
---------------------------------------------------------------------------
Total:                           48        $25,179,685.15       100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 69.32%.

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
Mortgage Interest              Mortgage     Balance as of    Pool Principal
Rates (%)                       Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
3.501 - 3.750                     1        $   649,465.62         2.58%
4.001 - 4.250                     2          1,252,406.79         4.97
4.251 - 4.500                     2            871,474.51         3.46
4.501 - 4.750                     2            897,887.16         3.57
4.751 - 5.000                     8          4,135,296.93        16.42
5.001 - 5.250                     8          3,675,310.92        14.60
5.251 - 5.500                     8          4,378,710.97        17.39
5.501 - 5.750                     9          5,038,825.90        20.01
5.751 - 6.000                     6          3,396,695.13        13.49
6.001 - 6.250                     1            399,611.22         1.59
6.251 - 6.500                     1            484,000.00         1.92
---------------------------------------------------------------------------
Total:                           48        $25,179,685.15       100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.290%.

                   Gross Margins of the Group 3 Mortgage Loans

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                               Mortgage     Balance as of    Pool Principal
Gross Margins (%)               Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
2.250                             48       $25,179,685.15        100.00%
---------------------------------------------------------------------------
Total:                            48       $25,179,685.15        100.00%
===========================================================================

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 3 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                               Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)               Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
8.001 - 9.000                      1       $   649,465.62          2.58%
9.001 - 10.000                    14         7,157,065.39         28.42
10.001 - 11.000                   31        16,489,542.92         65.49
11.001 - 12.000                    2           883,611.22          3.51
---------------------------------------------------------------------------
Total:                            48       $25,179,685.15        100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.290% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                               Mortgage     Balance as of    Pool Principal
First Adjustment Date           Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
October 1, 2010                    2       $   984,968.29          3.91%
November 1, 2010                  28        14,149,385.86         56.19
December 1, 2010                  18        10,045,331.00         39.89
---------------------------------------------------------------------------
Total:                            48       $25,179,685.15        100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-L $446,891,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 3 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                               Mortgage     Balance as of    Pool Principal
Remaining Term (Months)         Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
341 - 360                         48       $25,179,685.15        100.00%
---------------------------------------------------------------------------
Total:                            48       $25,179,685.15        100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

---------------------------------------------------------------------------
                                              Aggregate           % of
                              Number Of   Stated Principal    Cut-Off Date
                               Mortgage     Balance as of    Pool Principal
Credit Scores                   Loans       Cut-Off Date         Balance
---------------------------------------------------------------------------
801 - 850                          1       $   400,000.00         1.59%
751 - 800                         22        11,792,038.21        46.83
701 - 750                         10         4,882,916.36        19.39
651 - 700                          8         4,098,332.50        16.28
601 - 650                          7         4,006,398.08        15.91
---------------------------------------------------------------------------
Total:                            48       $25,179,685.15       100.00%
===========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.